Exhibit 1.1

AMENDMENT NO. 1, DATED MARCH 8, 2024, TO

EQUITY DISTRIBUTION AGREEMENT, DATED FEBRUARY 14, 2022

This Amendment No. 1 (this “Amendment”) to the Equity Distribution Agreement, dated February 14, 2022 (the “Distribution Agreement”), by and among Federal Realty Investment Trust, a Maryland real estate investment trust (the “Company”), and Federal Realty OP LP, a Delaware limited partnership (the “Operating Partnership”), and Wells Fargo Bank, National Association, BNP Paribas, Bank of America, N.A., Citibank, N.A., Deutsche Bank AG, London Branch, JPMorgan Chase Bank, National Association, Jefferies LLC, Regions Securities LLC, The Bank of Nova Scotia, The Toronto-Dominion Bank and Truist Bank (each in its capacity as forward purchaser, a “Forward Purchaser,” and together the “Forward Purchasers”) and Wells Fargo Securities, LLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Jefferies LLC, Regions Securities LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Truist Securities, Inc. (each in its capacity as agent for the Company and/or principal in connection with the offering and sale of any Issuance Securities (as defined in the Distribution Agreement) under the Distribution Agreement as amended hereby, a “Sales Agent,” and together the “Sales Agents,” and, except in the case of SMBC Nikko Securities America, Inc., as agent for the related Forward Purchaser in connection with the offering and sale of any Forward Hedge Securities (as defined in the Distribution Agreement) under the Distribution Agreement, a “Forward Seller,” and together the “Forward Sellers”), is dated March 8, 2024 (the “Effective Date”). The Company, the Operating Partnership and the other parties named above, in their capacities as Forward Purchasers, Sales Agents and/or Forward Sellers, as applicable, are referred to herein collectively as the “Parties.”

RECITALS

WHEREAS, pursuant to the Distribution Agreement, the Company has implemented an at-the-market offering program (the “ATM Program”) for the offering and sale of common shares of beneficial interest, par value $.01 per share (the “Common Shares”) with an aggregate offering price of up to $500,000,000;

WHEREAS, prior to the Effective Date, the Company conducted the ATM Program pursuant to an automatic shelf registration statement on Form S-3ASR (File No. 333-262016), including a base prospectus dated January 5, 2022, and a prospectus supplement dated February 14, 2022 specifically relating to the Securities (as defined in the Distribution Agreement);

WHEREAS, prior to the Effective Date, Securities were sold under the ATM Program with an aggregate offering price of $187,879,828, and Common Shares with an aggregate offering price of up to $312,120,172 remained available for offer and sale under the ATM Program;

WHEREAS, the Company and the Operating Partnership desire to increase the Maximum Amount (as defined in the Distribution Agreement) by $187,879,828, from $500,000,000 to $687,879,828, with the result that Common Shares with an aggregate offering price of up to $500,000,000 will be available for offer and sale under the ATM Program as of the Effective Date;

WHEREAS, the Company and the Operating Partnership have prepared an automatic shelf registration statement (the “2024 Registration Statement”) on Form S-3ASR (File No. 333-277767), including a base prospectus dated March 8, 2024, relating to certain securities, including the Securities, to be offered and sold from time to time pursuant to the ATM Program, and a prospectus supplement dated March 8, 2024 (the “2024 Prospectus Supplement”), specifically relating to the Securities;

WHEREAS, from the Effective Date, the ATM Program is to be conducted pursuant to the 2024 Registration Statement and the 2024 Prospectus Supplement;

WHEREAS, the Company, the Operating Partnership, Wells Fargo Bank, National Association, Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, National Association, Jefferies LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC are parties to the Distribution Agreement (the “Original Parties”);

WHEREAS, the Original Parties wish to amend the Distribution Agreement to modify the definition of certain defined terms set forth in the Distribution Agreement and used therein, and BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Regions Securities LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, Truist Securities, Inc., BNP Paribas, Deutsche Bank AG, London Branch, The Bank of Nova Scotia, The Toronto-Dominion Bank and Truist Bank wish to become parties to the Distribution Agreement, in each case with effect on and after the Effective Date; and

WHEREAS, this Amendment shall constitute an amendment to the Distribution Agreement, which shall remain in full force and effect as of the Effective Date as amended by this Amendment.

The Parties have agreed to amend the Distribution Agreement, as set forth in this Amendment, subject to the terms and conditions set forth below. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Distribution Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that the Distribution Agreement and the exhibits appended thereto are hereby amended as provided below:

Section 1. Representation and Warranty. Each of the Company and the Operating Partnership, jointly and severally, represents and warrants to the Sales Agents, the Forward Sellers and the Forward Purchasers that (i) this Amendment has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and the Operating Partnership and (ii) immediately after giving effect to this Amendment, the representations and warranties of the Company and the Operating Partnership contained in the Distribution Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date, in which case all such representations and warranties are true and correct in all material respects on and as of the applicable date).

Section 2. Amendment of the Distribution Agreement. The Distribution Agreement is, as of the Effective Date, hereby amended by (i) deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), all as set forth in the version of the Distribution Agreement attached to this Amendment as Exhibit A, to reflect the following:

a)	On and after the Effective Date, the references to the “Registration Statement” shall refer to the 2024 Registration Statement.

b)	On and after the Effective Date, the references to “Prospectus Supplement” shall refer to the 2024 Prospectus Supplement.

c)

On and after the Effective Date, the first sentence of Section 1 of the Distribution Agreement is hereby amended to reflect the increased Maximum Amount and the remaining aggregate offering price of Common Shares that is available for offer and sale under the ATM Program and replaced in its entirety by the following:

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Each of the Company and the Operating Partnership agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, Securities having an aggregate offering price of up to $687,879,828 (the “Maximum Amount”) may be offered and sold in the manner contemplated by this Agreement, of which $500,000,000 remains available for offer and sale as of March 8, 2024.

d)

On and after the Effective Date, the first sentence of the second paragraph of Section 1 of the Distribution Agreement is hereby amended to reflect the filing of the 2024 Registration Statement and replaced in its entirety by the following:

The Company and the Operating Partnership have filed, in accordance with the provisions of the Securities Act, with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No. 333-277767), including a base prospectus, relating to certain securities, including the Securities, to be offered and sold from time to time, and which incorporates by reference documents that the Company and the Operating Partnership have filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”).

e)

On and after the Effective Date, the first sentence of the second paragraph of Section 5(a)(1) of the Distribution Agreement is hereby amended to reflect the filing of the 2024 Registration Statement and replaced in its entirety by the following:

The Original Registration Statement became effective upon filing under Rule 462(e) on March 8, 2024, and any post-effective amendment thereto also became effective upon filing under Rule 462(e).

f)

On and after the Effective Date, Section 5(a)(4) of the Distribution Agreement is hereby amended to permit issuances of Common Shares pursuant to the exercise of the exchange option under certain exchangeable notes issued by the Operating Partnership and replaced in its entirety by the following:

No Material Adverse Change. The Company, the Operating Partnership, and their respective subsidiaries, considered as one enterprise, have not, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, sustained any material loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus; and, since the date as of which information is given in the Prospectus, there has not been any change in the authorized, issued or outstanding capital shares of the Company (except for subsequent issuances, if any, of Common Shares pursuant to (i) the terms of this Agreement, (ii) conversion of any of the Company’s Preferred Shares outstanding as of the date hereof or exercise of the exchange option under any of the Operating Partnership’s exchangeable notes outstanding as of the date hereof, or the conversion of Preferred Shares, or exercise of an exchange option under exchangeable notes, in each case issued subsequent to the date hereof and disclosed in a report filed pursuant to the Exchange Act (excluding Current Reports of Form 8-K responsive to Item 2.02 or Item 7.01 of such form), (iii) the Company’s Dividend Reinvestment and Share Purchase Plan as in effect on the date hereof or established subsequent to the date hereof and disclosed in a report filed pursuant to the Exchange Act (excluding Current Reports

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of Form 8-K responsive to Item 2.02 or Item 7.01 of such form), (iv) any of the Company’s employee or trustee benefits plans or employee inducement awards, including upon exercise of share options granted pursuant thereto, as such plans are in effect on the date hereof or consistent with past practice, (v) the exercise of contractual rights by the holders of partnership or other interests in the Operating Partnership and in certain of the “DownREIT” and other subsidiaries, which issuances are either (A) disclosed in the Registration Statement and the Prospectus or (B) not material, or (vi) any non-material acquisition, merger or purchase of assets), any material increase in the consolidated long-term debt of the Company, any material adverse change, any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or by the Operating Partnership with respect to its OP Units (other than ordinary-course dividends or distributions) or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company, the Operating Partnership, and their subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated in the Prospectus.

g)

On and after the Effective Date, the references to “Forward Purchaser” and “Forward Purchasers” shall refer to each of Wells Fargo Bank, National Association, BNP Paribas, Bank of America, N.A., Citibank, N.A., Deutsche Bank AG, London Branch, JPMorgan Chase Bank, National Association, Jefferies LLC, Regions Securities LLC, The Bank of Nova Scotia, The Toronto-Dominion Bank and Truist Bank.

h)

On and after the Effective Date, the references to “Sales Agent” and “Sales Agents” and “Forward Seller” and “Forward Sellers,” as the case may be, shall refer to each of Wells Fargo Securities, LLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Jefferies LLC, Regions Securities LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Truist Securities, Inc.

i)

On and after the Effective Date, the cover of the Distribution Agreement is amended to include the names and addresses of BNP Paribas, Deutsche Bank AG, London Branch, Regions Securities LLC, The Bank of Nova Scotia, The Toronto-Dominion Bank and Truist Bank (each, in its capacity as a Forward Purchaser under the Distribution Agreement from and after the Effective Date, a “New Forward Purchaser”) as follows, in addition to the names and addresses of the other Forward Purchasers:

BNP Paribas

787 Seventh Avenue

New York, New York 10019

Deutsche Bank AG, London Branch

c/o Deutsche Bank Securities Inc.

1 Columbus Circle

New York, New York 10019

Regions Securities LLC

615 S College St, Suite 600

Charlotte, North Carolina 28202

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The Bank of Nova Scotia

44 King Street West

Central Mail Room

Toronto, Ontario, Canada M5H 1H1

The Toronto-Dominion Bank

c/o TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

Truist Bank

3333 Peachtree Road NE, 11th Floor

Atlanta, Georgia 30326

j)

On and after the Effective Date, the cover of the Distribution Agreement is amended to include the names and addresses of BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Regions Securities LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Truist Securities, Inc. (each, in its capacity as a Sales Agent under the Distribution Agreement from and after the Effective Date, a “New Sales Agent,” and, except in the case of SMBC Nikko Securities America, Inc., in its capacity as a Forward Seller from and after the Effective Date, a “New Forward Seller”) as follows, in addition to the names and addresses of the other Forward Sellers and Sales Agents:

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, New York 10019

Deutsche Bank Securities Inc.

1 Columbus Circle

New York, New York 10019

Regions Securities LLC

615 S College St, Suite 600

Charlotte, North Carolina 28202

Scotia Capital (USA) Inc.

250 Vesey Street, 24th Floor

New York, New York 10281

SMBC Nikko Securities America, Inc.

277 Park Avenue, 5th Floor

New York, New York 10172

TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

Truist Securities, Inc.

3333 Peachtree Road NE, 11th Floor

Atlanta, Georgia 30326

k)	On and after the Effective Date, Section 14 of the Distribution Agreement is hereby deleted in its entirety and replaced with the following:

SECTION 14. Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, and if to the Sales Agents, the Forward Sellers, the Forward Purchasers, the Company or the Operating Partnership shall be delivered or sent by mail to:

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if to the Sales Agents to:

Wells Fargo Securities, LLC

500 West 33rd Street

New York, New York 10001

Attention: Equity Syndicate Department

Fax: 212-214-5918

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, New York 10019

Attention: Robert McDonald

Email: dl.nyk.ste@us.bnpparibas.com

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Attention: ATM Execution

Email: dg.atm_execution@bofa.com

with a copy to ECM Legal

Fax: 212-230-8730

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attention: General Counsel

Fax: 646-291-1469

Matthew Morris

Phone: 212-723-7833

Email: setg.origination@citi.com

Deutsche Bank Securities Inc.

1 Columbus Circle, 19th Floor

New York, New York 10019

Attention: Equity Capital Markets – Syndicate Desk

with a copy to Deutsche Bank Securities Inc.

1 Columbus Circle, 19th Floor

New York, New York 10019

Attention: General Counsel

Email: dbcapmarkets.gcnotices@list.db.com

J.P. Morgan Securities LLC

383 Madison Avenue, 6th Floor

New York, New York 10179

Attention: Sanjeet Dewal

Fax: 212-622-8783

Email: sanjeet.s.dewal@jpmorgan.com

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Jefferies LLC

520 Madison Avenue

New York, New York 10022

Attention: General Counsel (shall be delivered, mailed or sent to)

Regions Securities LLC

615 S College St, Suite 600

Charlotte, North Carolina 28202

Attention: ECM Team

Emails: brit.stephens@regions.com,

ed.armstrong@regions.com,

matthew.stewart@regions.com,

scott.williams2@regions.com, and

ECMDesk@regions.com

Scotia Capital (USA) Inc.

250 Vesey Street, 24th Floor

New York, New York 10281

Attention: Equity Capital Markets

Fax: 212-225-6653

Emails: us.ecm@scotiabank.com and us.legal@scotiabank.com

SMBC Nikko Securities America, Inc.

277 Park Avenue, 5th Floor

New York, New York 10172

Attention: NYECM@smbcnikko-si.com

TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

Attention: Equity Capital Markets

Email: TDS_ATM@tdsecurities.com

Truist Securities, Inc.

3333 Peachtree Road NE, 11th Floor

Atlanta, Georgia 30326

Attention: Equity Syndicate Department

Fax: 404-926-5995

Email: dl.atm.offering@truist.com

if to the Forward Sellers and the Forward Purchasers to:

Wells Fargo Bank, National Association

500 West 33rd Street

New York, New York 10001

Attention: Structuring Services Group

Fax: 212-214-5913

BNP Paribas

787 Seventh Avenue

New York, New York 10019

Attention: Robert McDonald

Email: dl.nyk.ste@us.bnpparibas.com

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Bank of America, N.A.

One Bryant Park

New York, New York 10036

Attention: Strategic Equity Solutions Group

Email: dg.issuer_derivatives_notices@bofa.com

Citibank, N.A.

390 Greenwich Street, 4th Floor

New York, New York 10013

Attention: Theodore Finkelstein

Phone: 212-723-1693

Email: eq.us.ses.notifications@citi.com

Deutsche Bank AG, London Branch

c/o Deutsche Bank Securities Inc.

1 Columbus Circle

New York, New York 10019

Attention: Joachim Sciard

Phone: 212-250-7099

Email: joachim.sciard@db.com)

with an email notification to equity-linked.notifications@list.db.com

JPMorgan Chase Bank, National Association

383 Madison Avenue

New York, New York 10179

EDG Marketing Support

Emails: edg_notices@jpmorgan.com and

edg_ny_corporate_sales_support@jpmorgan.com

with a copy to Sanjeet Dewal

Email: sanjeet.s.dewal@jpmorgan.com

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Attention: Strategic Equity Transactions Group

Phone: 212-708-2734

Emails: SETG-US@jefferies.com and CorpEqDeriv@jefferies.com

Regions Securities LLC

615 S College St, Suite 600

Charlotte, North Carolina 28202

Attention: ECM Team

Emails: brit.stephens@regions.com,

ed.armstrong@regions.com,

matthew.stewart@regions.com,

scott.williams2@regions.com and

ECMDesk@regions.com

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The Bank of Nova Scotia

44 King Street West, Central Mail Room

Toronto, Ontario M5H 1H1, Canada

c/o Scotia Capital (USA) Inc.

250 Vesey Street, 24th Floor

New York, New York 10281

Attention: Bahar Lorenzo

Phone: 212-225-5230

Email: bahar.lorenzo@scotiabank.com

with a copy to GWO—OTC Confirmations

Email: BNSEquityConfirmations@scotiabank.com

The Toronto-Dominion Bank

c/o TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

Attention: Global Equity Derivatives

Phone: 212-827-7306

Emails: TDUSA-GEDUSInvestorSolutionsSales@tdsecurities.com,

vanessa.simonetti@tdsecurities.com,

christopher.obalde@tdsecurities.com,

Michael.murphy3@tdsecurities.com and

adriano.pierroz@tdsecurities.com

Truist Bank

3333 Peachtree Road NE, 11th Floor

Atlanta, Georgia 30326

Fax: 404-926-5995

Attention: Equity Syndicate Department

Email: dl.atm.offering@truist.com

and if to the Company or the Operating Partnership to:

909 Rose Avenue

Suite 200

North Bethesda, Maryland 20852

Attention: General Counsel

l)	On and after the Effective Date, Exhibit B-2 of the Distribution Agreement is hereby replaced with the form attached to this Amendment as Exhibit B.

m)	On and after the Effective Date, Exhibit E of the Distribution Agreement is hereby replaced with the form attached to this Amendment as Exhibit C.

n)	This Amendment shall be effective as of the Effective Date.

Section 3. Entire Agreement. The Distribution Agreement, as amended by this Amendment, represents the entire agreement among the Company and the Operating Partnership, on the one hand, and each Sales Agent, Forward Seller and Forward Purchaser, on the other hand, with respect to the subject matter thereof and hereof.

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Section 4. Prior Sales. Notwithstanding anything contained herein, this Amendment shall not have any effect on offerings or sales of Securities prior to the Effective Date or on the terms of the Distribution Agreement, and the rights and obligations of the parties thereunder, insofar as they relate to such offerings or sales, including, without limitation, the representations, warranties and agreements (including the indemnification and contribution provisions), as well as the definitions of “Registration Statement,” “Prospectus Supplement” “Sales Agent,” “Forward Seller” and “Forward Purchaser” contained in the Distribution Agreement prior to the Effective Date.

Section 5. Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute an amendment, waiver or modification of any other provision of the Distribution Agreement, does not constitute a waiver of timely compliance with the provisions of the Distribution Agreement, does not constitute a waiver of any default or event of default whether or not known to the Parties, and does not entitle the Company or the Operating Partnership to any amendment, waiver or modification of any provision of the Distribution Agreement, or to a consent to any transaction, in the future in similar or dissimilar circumstances. Except as expressly amended hereby, the Distribution Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. From and after the Effective Date, as used in the Distribution Agreement, the terms “Agreement,” “this Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import, shall, unless the context otherwise requires, mean the Distribution Agreement as amended by this Amendment.

Section 6. Joinder. Subject to Section 4 of this Amendment, as of the Effective Date:

a)

Each New Forward Purchaser agrees to all the terms of the Distribution Agreement applicable to a Forward Purchaser and shall have all of the rights of a Forward Purchaser under the Distribution Agreement;

b)

Each New Sales Agent agrees to all the terms of the Distribution Agreement applicable to a Sales Agent and shall have all of the rights and obligations of a Sales Agent under the Distribution Agreement; and

c)

Each New Forward Seller agrees to all the terms of the Distribution Agreement applicable to a Forward Seller and shall have all of the rights and obligations of a Forward Seller under the Distribution Agreement.

Section 7. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

Section 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 9. Counterparts. This Amendment may be executed by any one or more of the Parties in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Delivery of an executed Amendment by one Party to the other may be made by electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the Parties agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[SIGNATURE PAGES FOLLOW]

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Operating Partnership a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the parties hereto in accordance with its terms.

Very truly yours,

FEDERAL REALTY INVESTMENT TRUST

By:	/s/ Daniel Guglielmone
Name: Daniel Guglielmone
Title: Executive Vice President-Chief Financial Officer and Treasurer

FEDERAL REALTY OP LP

By:	/s/ Daniel Guglielmone
Name: Daniel Guglielmone
Title: Executive Vice President-Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to Equity Distribution Agreement]

  CONFIRMED AND ACCEPTED, as of the date first above written:

WELLS FARGO SECURITIES, LLC

By:	/s/ Elizabeth Alvarez
Name: Elizabeth Alvarez
Title: Managing Director

BNP PARIBAS SECURITIES CORP.

By:	/s/ Steve Nawrocki
Name: Steve Nawrocki
Title: Managing Director

By:	/s/ Spencer Cherniak
Name: Spencer Cherniak
Title: Managing Director

BOFA SECURITIES, INC.

By:	/s/ Hicham Hamdouch
Name: Hicham Hamdouch
Title: Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Gary Lawrence
Name: Gary Lawrence
Title: Authorized Signatory

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Joachim Sciard
Name: Joachim Sciard
Title: Managing Director

By:	/s/ Natasha Hossain
Name: Natasha Hossain
Title: Director

[Signature Page to Amendment No. 1 to Equity Distribution Agreement]

J.P. MORGAN SECURITIES LLC

By:	/s/ Brett Chalmers
Name: Brett Chalmers
Title: Executive Director

JEFFERIES LLC

By:	/s/ Donald Lynaugh
Name: Donald Lynaugh
Title: Managing Director

REGIONS SECURITIES LLC

By:	/s/ Edward L. Armstrong
Name: Edward L. Armstrong
Title: Managing Director – ECM

SCOTIA CAPITAL (USA) INC.

By:	/s/ Tim Mann
Name: Tim Mann
Title: Managing Director

SMBC NIKKO SECURITIES AMERICA, INC.

By:	/s/ Michelle Petropoulos
Name: Michelle Petropoulos
Title: Managing Director

TD SECURITIES (USA) LLC

By:	/s/ Brad Limpert
Name: Brad Limpert
Title: Managing Director

TRUIST SECURITIES, INC.

By:	/s/ Michael Collins
Name: Michael Collins
Title: Managing Director

as Forward Sellers and Sales Agents

[Signature Page to Amendment No. 1 to Equity Distribution Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Elizabeth Alvarez
Name: Elizabeth Alvarez
Title: Managing Director

BNP PARIBAS

By:	/s/ Steve Nawrocki
Name: Steve Nawrocki
Title: Managing Director

By:	/s/ Spencer Cherniak
Name: Spencer Cherniak
Title: Managing Director

BANK OF AMERICA, N.A.

By:	/s/ Rohan Handa
Name: Rohan Handa
Title: Managing Director

CITIBANK, N.A.

By:	/s/ Eric Natelson
Name: Eric Natelson
Title: Authorized Signatory

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Ben Selinger
Name: Ben Selinger
Title: Managing Director

By:	/s/ Kristen Pugno
Name: Kristen Pugno
Title: Director

[Signature Page to Amendment No. 1 to Equity Distribution Agreement]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Brett Chalmers
Name: Brett Chalmers
Title: Executive Director

JEFFERIES LLC

By:	/s/ Donald Lynaugh
Name: Donald Lynaugh
Title: Managing Director

REGIONS SECURITIES LLC

By:	/s/ Edward L. Armstrong
Name: Edward L. Armstrong
Title: Managing Director – ECM

THE BANK OF NOVA SCOTIA

By:	/s/ Kshamta Kaushik
Name: Kshamta Kaushik
Title: Managing Director

THE TORONTO-DOMINION BANK

By:	/s/ Vanessa Simonetti
Name: Vanessa Simonetti
Title: Managing Director

TRUIST BANK

By:	/s/ Michael Collins
Name: Michael Collins
Title: Managing Director

as Forward Purchasers, solely as the recipients and/or beneficiaries of certain representations, warranties, covenants and indemnities set forth in this Amendment

[Signature Page to Amendment No. 1 to Equity Distribution Agreement]

Exhibit A

FEDERAL REALTY INVESTMENT TRUST

Common Shares of Beneficial Interest

EQUITY DISTRIBUTION AGREEMENT

Dated: February 14, 2022

TABLE OF CONTENTS

Page
SECTION 1.	Description of Securities	~~2~~3

SECTION 2.	Placements	~~3~~4

SECTION 3.	Sale of Securities	~~5~~6

SECTION 4.	Suspension of Sales	~~6~~7

SECTION 5.	Representations and Warranties	~~6~~8

SECTION 6.	Sale and Delivery; Settlement	~~20~~21

SECTION 7.	Covenants of the Company and the Operating Partnership	~~23~~24

SECTION 8.	Payment of Expenses	~~32~~33

SECTION 9.	Conditions of the Obligations of the Sales Agents and the Forward Sellers	~~33~~34

SECTION 10.	Indemnification	~~35~~36

SECTION 11.	Contribution	~~37~~38

SECTION 12.	Representations, Warranties and Agreements to Survive Delivery	~~38~~39

SECTION 13.	Termination of Agreement	~~39~~39

SECTION 14.	Notices	~~40~~41

SECTION 15.	Parties	~~42~~45

SECTION 16.	Adjustments for Stock Splits	~~42~~45

SECTION 17.	Governing Law and Time	~~42~~45

SECTION 18.	Counterparts	~~42~~46

SECTION 19.	Recognition of the U.S. Special Resolution Regimes	~~42~~46

SECTION 20.	Successors and Assigns	~~43~~46

SECTION 21.	Effect of Headings	~~43~~47

SECTION 22.	Definitions	~~43~~47

SECTION 23.	Permitted Free Writing Prospectuses	~~46~~49

SECTION 24.	Absence of Fiduciary Relationship	~~46~~50

-i-

EXHIBITS

Exhibit A	–	Form of Placement Notice
Exhibit B-1	–	Form of Confirmation
Exhibit B-2	–	Authorized Individuals for Placement Notices and Acceptances
Exhibit C	–	Compensation
Exhibit D-1	–	Form of Opinion of Pillsbury Winthrop Shaw Pittman LLP (Corporate)
Exhibit D-2	–	Form of Opinion of Pillsbury Winthrop Shaw Pittman LLP (Tax)
Exhibit E	–	Officer’s Certificate of the Company and the Operating Partnership
Exhibit F	–	Permitted Free Writing Prospectuses

-ii-

Federal Realty Investment Trust

(a Maryland Real Estate Investment Trust)

Common Shares of Beneficial Interest

EQUITY DISTRIBUTION AGREEMENT

February 14, 2022

Wells Fargo Securities, LLC 500 West 33rd Street New York, New York 10001	Jefferies LLC 520 Madison Avenue New York, New York 10022 Attention: General Counsel

BNP Paribas Securities Corp. 787 Seventh Avenue New York, New York 10019	Regions Securities LLC 615 S College St, Suite 600 Charlotte, North Carolina 28202

BofA Securities, Inc. One Bryant Park New York, New York 10036	Scotia Capital (USA) Inc. 250 Vesey Street, 24th Floor ~~J.P. Morgan Securities LLC 383 Madison Avenue~~ New York, New York ~~10179~~10281

Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013	SMBC Nikko Securities America, Inc. 277 Park Avenue, 5th Floor New York, New York 10172

Deutsche Bank Securities Inc. 1 Columbus Circle New York, New York 10019	TD Securities (USA) LLC 1 Vanderbilt Avenue New York, New York 10017

J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	Truist Securities, Inc. 3333 Peachtree Road NE, 11th Floor Atlanta, Georgia 30326

As Forward Sellers and Sales Agents, as applicable
~~Citigroup Global Markets Inc.~~ Wells Fargo Bank, National Association ~~388 Greenwich~~500 West 33rd Street New York, New York ~~10013~~10001	~~Wells Fargo Securities, LLC 500 West 33rd Street New York, New York 10001~~ Jefferies LLC 520 Madison Avenue New York, New York 10022 ~~Attention: General Counsel~~

BNP Paribas 787 Seventh Avenue New York, New York 10019 ~~As Forward Sellers and Sales Agents~~	Regions Securities LLC 615 S College St, Suite 600 Charlotte, North Carolina 28202
Bank of America, N.A. One Bryant Park New York, New York 10036	~~JPMorgan Chase~~The Bank~~, National Association~~ of Nova Scotia 44 King Street West ~~383 Madison Avenue~~Central Mail Room ~~New York, New York 10179~~ Toronto, Ontario, Canada M5H 1H1

Citibank, N.A. 388 Greenwich Street New York, New York 10013

~~Wells Fargo~~The Toronto-Dominion Bank~~, National Association~~

~~500 West 33rd Street~~

~~New York, New York 10001~~

c/o TD Securities (USA) LLC

~~Jefferies LLC~~

~~520 Madison~~1 Vanderbilt Avenue

New York, New York ~~10022~~10017

Deutsche Bank AG, London Branch c/o Deutsche Bank Securities Inc. 1 Columbus Circle New York, New York 10019	Truist Bank 3333 Peachtree Road NE, 11th Floor Atlanta, Georgia 30326

JPMorgan Chase Bank, National Association 383 Madison Avenue New York, New York 10179

As Forward Purchasers

Ladies and Gentlemen:

Each of Federal Realty Investment Trust, a Maryland real estate investment trust (the “Company”), and Federal Realty OP LP, a Delaware limited partnership (the “Operating Partnership”), Wells Fargo Bank, National Association, BNP Paribas, Bank of America, N.A., Citibank, N.A., Deutsche Bank AG, London Branch, JPMorgan Chase Bank, National

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Association, ~~Wells Fargo Bank, National Association and~~ Jefferies LLC, Regions Securities LLC, The Bank of Nova Scotia, The Toronto-Dominion Bank and Truist Bank (each in its capacity as forward purchaser, a “Forward Purchaser,” and together the “Forward Purchasers”) and Wells Fargo Securities, LLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, ~~Wells Fargo Securities, LLC and~~ Jefferies LLC, Regions Securities LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Truist Securities, Inc. (each in its capacity as agent for the Company and/or principal in connection with the offering and sale of any Issuance Securities (as defined below) hereunder, a “Sales Agent,” and together the “Sales Agents,” and, except in the case of SMBC Nikko Securities America, Inc., each in its capacity as agent for the related Forward Purchaser in connection with the offering and sale of any Forward Hedge Securities (as defined below) hereunder, a “Forward Seller,” and together the “Forward Sellers”) hereby agrees to this Equity Distribution Agreement, dated as of February 14, 2022 (this “Agreement”), as follows:

SECTION 1. Description of Securities. Each of the Company and the Operating Partnership agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, Securities having an aggregate offering price of up to $~~500,000,000~~687,879,828 (the “Maximum Amount”) may be offered and sold in the manner contemplated by this Agreement, of which $500,000,000 remains available for offer and sale as of March 8, 2024. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 regarding the aggregate offering price of the Securities offered and sold under this Agreement shall be the sole responsibility of the Company, and the Sales Agents or the Forward Sellers, as applicable, shall have no obligation in connection with such compliance. The offering and sale of the Securities by the Sales Agents and the Forward Sellers will be effected pursuant to the Registration Statement (as defined below) that was filed by the Company and became effective upon filing under Rule 462(e) of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”); although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue the Securities.

The Company and the Operating Partnership have filed, in accordance with the provisions of the Securities Act, with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No.  ~~333-262016~~333-277767 ), including a base prospectus, relating to certain securities, including the Securities, to be ~~issued~~offered and sold from time to time ~~by the Company or the Operating Partnership~~, and which incorporates by reference documents that the Company and the Operating Partnership have filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement. The Company will furnish to the Sales Agents or the Forward Sellers, as applicable, for use by such Sales Agents or such Forward Sellers, as applicable, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Securities. Except where the context otherwise requires, such registration statement, as amended when it became effective, including

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all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B (the “Rule 430B Information”) of the Securities Act, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company and/or the Operating Partnership, as applicable, with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to EDGAR.

SECTION 2. Placements.

(a) Each time that the Company wishes that Securities be offered and sold hereunder (each, a “Placement”), it will notify the applicable Sales Agent (in the case of an Issuance) or the applicable Forward Seller and the applicable Forward Purchaser (in the case of a Forward), in each case by email (or other method mutually agreed to in writing by the parties), of the same in a notice (a “Placement Notice”) in substantially the form attached hereto as Exhibit A. The Placement Notice shall originate from any of the individuals from the Company set forth on Exhibit B-2 (with a copy to each of the other individuals from the Company listed on such schedule) and shall be addressed to each of the individuals from the applicable Sales Agent or the applicable Forward Seller and the applicable Forward Purchaser set forth on Exhibit B-2 (any reference to Exhibit B-2 contained herein shall refer to such Exhibit B-2 as may be amended from time to time).

(b) If a Sales Agent or a Forward Seller and a Forward Purchaser, as applicable, wish to accept such proposed terms included in the Placement Notice (which they may decline to do for any reason in their sole discretion) or, following discussion with the Company, wish to accept amended terms, such Sales Agent or such Forward Seller and such Forward Purchaser, as applicable, will, prior to 4:30 p.m. (New York City Time) on the business day following the business day on which such Placement Notice is delivered to such Sales Agent or such Forward Seller and such Forward Purchaser, as applicable, issue to the Company a notice by email (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company set forth on Exhibit B-2) setting forth the terms that such Sales Agent or such Forward Seller and such Forward Purchaser, as applicable, are willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company until the Company delivers to such Sales Agent or such Forward Seller and such Forward Purchaser, as applicable, an acceptance by email (or other

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method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”), which email shall originate from any of the individuals from the Company set forth on Exhibit B-2 (with a copy to each of the other individuals from the Company listed on such exhibit) and shall be addressed to each of the individuals from such Sales Agent or such Forward Seller and such Forward Purchaser, as applicable, set forth on Exhibit B-2. The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company of such Sales Agent’s or such Forward Seller’s and such Forward Purchaser’s, as applicable, acceptance of the terms of the Placement Notice or upon receipt by such Sales Agent or such Forward Seller and such Forward Purchaser, as applicable, of the Company’s Acceptance (where terms have been amended), as the case may be, unless and until (i) the entire amount of corresponding Securities has been sold, (ii) the Company terminates the Placement Notice by delivering a termination notice by email (or other method mutually agreed to in writing by the parties) expressly indicating that the Company desires to terminate the Placement Notice, which email shall originate from any of the individuals from the Company set forth on Exhibit B-2 (with a copy to each of the other individuals from the Company listed on such exhibit) and shall be addressed to each of the individuals from such Sales Agent or such Forward Seller and such Forward Purchaser, as applicable, set forth on Exhibit B-2, (iii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iv) this Agreement has been terminated under the provisions of Section 13 or (v) any party shall have suspended the sale of the Securities in accordance with Section 4 below. The amount of any commission, discount or other compensation to be paid to the applicable Sales Agent or Forward Seller in connection with the sale of the Securities shall be calculated in accordance with the terms set forth in Exhibit C, unless otherwise agreed to by the applicable parties. With respect to a Placement involving a proposed Issuance, it is expressly acknowledged and agreed that neither the Company nor the Sales Agents will have any obligation whatsoever with respect to such Placement or any related Securities unless and until the Company delivers a Placement Notice to the applicable Sales Agent and either (i) such Sales Agent accepts the terms of such Placement Notice or (ii) where the terms of such Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein. With respect to a Placement involving a proposed Forward, it is expressly acknowledged and agreed that the Company, the Forward Sellers and the Forward Purchasers will have no obligation whatsoever with respect to such Placement or any related Securities unless and until the Company delivers a Placement Notice to the applicable Forward Seller and the applicable Forward Purchaser, the Company and such Forward Purchaser execute a Confirmation substantially in the form attached hereto as Exhibit B-1 related to such Placement and either (a) such Forward Seller and such Forward Purchaser accept the terms of such Placement Notice or (b) where the terms of such Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable), this Agreement and the Confirmation. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice (as amended by the corresponding Acceptance, if applicable), the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) will control.

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(c) No Placement Notice may be delivered hereunder if the Selling Period specified therein would overlap in whole or in part with any Selling Period specified in another Placement Notice (as amended by the corresponding Acceptance, if applicable) delivered hereunder unless the Securities to be sold under such other Placement Notice have all been sold; no Placement Notice may be delivered hereunder if any Selling Period specified therein would overlap in whole or in part with any Unwind Period (as defined in the applicable Confirmation) under any Confirmation entered into between the Company and a Forward Purchaser; and no Placement Notice specifying that it relates to a Forward may be delivered if such Placement Notice, together with all prior Placement Notices (as amended by any applicable Acceptance) delivered by the Company relating to Forwards hereunder, would result in the sum of the number of Confirmation Securities issued and delivered under all Confirmations that have completely settled, plus the sum of the Share Cap (as defined in such Confirmation) under each Confirmation then outstanding or to be entered into, exceeding 19.99% of the number of Common Shares outstanding as of the date of this Agreement.

SECTION 3. Sale of Securities.

(a) Subject to the provisions of Sections 2(b) and 6(a), each Sales Agent, for the period specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable) for an Issuance, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Issuance Securities up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Sales Agent will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Issuance Securities hereunder setting forth the number of Issuance Securities sold on such day, the compensation payable by the Company to such Sales Agent pursuant to Section 2(b) with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by such Sales Agent (as set forth in Section 6(b)) from the gross proceeds that it receives from such sales.

(b) Subject to the provisions of Sections 2(b) and 6(d) and the applicable Confirmation, each Forward Seller, for the period specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) for a Forward, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell Forward Hedge Securities up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Forward Seller will provide written confirmation to the Company and the Forward Purchaser no later than the opening of the Trading Day immediately following the Trading Day on which it has made sales of Forward Hedge Securities hereunder setting forth the number of Forward Hedge Securities sold on such day, the Forward Hedge Selling Commission in respect of such Forward Hedge Securities and the corresponding Aggregate Sales Price.

(c) Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), the Securities may be offered and sold by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including without limitation sales made directly on the New York Stock Exchange (the “NYSE”), on any

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other existing trading market for the Common Shares or to or through a market maker. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), the Sales Agents and the Forward Sellers may also sell Securities by any other method permitted by law, including but not limited to sales in privately negotiated transactions. For the purposes hereof, “Trading Day” means any day on which Common Shares are purchased and sold on the principal market on which the Common Shares are listed or quoted.

(d) Each of the Company and the Operating Partnership acknowledges and agrees that (i) there can be no assurance that a Sales Agent or a Forward Seller, as applicable, will be successful in selling Securities, and (ii) a Sales Agent or a Forward Seller, as applicable, will incur no liability or obligation to the Company, the Operating Partnership or any other person or entity if it does not sell Securities for any reason other than a failure by such Sales Agent or such Forward Seller, as applicable, to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Securities as required under this Section 3. Each of the Company and the Operating Partnership agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Securities pursuant to this Agreement shall be effected by or through only one Sales Agent or Forward Seller on any single given day, and neither the Company nor the Operating Partnership shall request that a Sales Agent and a Forward Seller sell Securities on the same day.

SECTION 4. Suspension of Sales.

(a) Notwithstanding anything herein to the contrary and pursuant to the terms of each Confirmation, in the event that in the commercially reasonable judgment of a Forward Purchaser, it or its affiliate (i) is unable to hedge in a commercially reasonable manner its exposure under such Forward because insufficient Common Shares are made available for borrowing by securities lenders or (ii) would incur a cost to borrow (or to maintain a borrow of) Common Shares to hedge in a commercially reasonable manner its exposure under such Forward that is greater than a rate specified in such Confirmation, then such Forward Seller shall be obligated to use commercially reasonable efforts to sell only the aggregate number of Forward Hedge Securities that a Forward Purchaser or its affiliate is able to borrow at or below such cost. For the avoidance of doubt, the obligations of a Forward Seller hereunder with respect to the offer and sale of any Forward Hedge Securities in connection with a Forward shall be subject to the related Confirmation being effective and not having been terminated.

(b) The Company, a Sales Agent, a Forward Seller and a Forward Purchaser may, upon notice to the other applicable parties in writing (including by email correspondence to each of the individuals of the other party set forth on Exhibit B-2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by email correspondence to each of the individuals of the other party set forth on Exhibit B-2), suspend any future sale of Securities, under this Agreement. Each of the parties agrees that no such notice under this Section 4 shall be effective against the other applicable parties unless it is made to one of the individuals (or to each of the individuals, if notice is made by email correspondence) named on Exhibit B-2 hereto, as such Exhibit may be amended from time to time, and (i) receipt is actually acknowledged, other than via auto-reply, by

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any of the individuals to whom the notice is sent if made by email correspondence or (ii) notice is confirmed promptly by email correspondence to each of the individuals of the other applicable parties set forth on Exhibit B-2 if notice is made by telephone. Each party shall acknowledge any notice received pursuant to this Section 4 as promptly as possible.

SECTION 5. Representations and Warranties.

(a) Representations and Warranties by the Company and the Operating Partnership. Each of the Company and the Operating Partnership jointly and severally represents and warrants to the Sales Agents, the Forward Sellers and the Forward Purchasers as of the date hereof and as of each Representation Date (as defined below), as of each Applicable Time (as defined below) and as of each Settlement Date (as defined below), and agrees with the Sales Agents, the Forward Sellers and the Forward Purchasers as follows:

(1) Status as a Well-Known Seasoned Issuer; Registration Statement Effective; Conform to Securities Act; No Misleading Statements; Conformity with EDGAR filings. (A) At the time of filing the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the Securities Act, (D) at the earliest time that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (E) at the date hereof, the Company was, is and will be a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act, including not having been and not being an “ineligible issuer,” as defined in Rule 405. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement.” The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration statement form. The Company has paid, or if the Prospectus Supplement has not yet been filed with the Commission will pay, the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of the Prospectus).

The Original Registration Statement became effective upon filing under Rule 462(e) on ~~January 5~~March 8, ~~2022~~2024 , and any post-effective amendment thereto also became effective upon filing under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of each of the Company and the Operating Partnership, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

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At the respective times the Original Registration Statement and any amendment thereto became effective, at each deemed effective date with respect to a Sales Agent or a Forward Seller and a Forward Purchaser and the Securities pursuant to Rule 430B(f)(2) under the Securities Act, and at each relevant Settlement Date, the Registration Statement complied, complies and will comply in all material respects with the requirements of the Securities Act, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The Prospectus and each amendment or supplement thereto, if any, at the time the Prospectus or any such amendment or supplement is issued and at each relevant Settlement Date, complied, complies and will comply, in all material respects with the requirements of the Securities Act, and neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued, or at any Settlement Date, included, includes or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each preliminary prospectus (including the base prospectus or prospectuses filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the Securities Act. Each preliminary prospectus and the Prospectus delivered to the Sales Agents, the Forward Sellers and the Forward Purchasers for use in connection with the offering of any Securities was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

Each Issuer Free Writing Prospectus, as of its issue date and as of the relevant Applicable Time and Settlement Date, or until any earlier date that the Company notified or notifies the Sales Agents or the Forward Sellers and the Forward Purchasers as described in Section 7(d), did not, does not and will not (i) include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified or (ii) when taken together with the Prospectus, include an untrue statement of any material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in this Section 5(a)(1) shall not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, the Prospectus or any amendments or supplements thereto or any Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Sales Agents or the Forward Sellers expressly for use therein.

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(2) Incorporated Documents. The documents incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, as the case may be, conformed or will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

(3) Good Standing of the Company, the Operating Partnership and the Significant Subsidiaries. The Company has been duly organized and is validly existing and in good standing as a real estate investment trust (“REIT”) under the laws of the State of Maryland, with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus; the Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has full power and authority necessary to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement and the Prospectus; each “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) of the Company other than the Operating Partnership (each, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation, partnership, limited liability company, trust or joint venture, as the case may be, in good standing under the laws of the jurisdiction of its organization (except for joint ventures, which have no good standing certificate requirements), with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, except where the failure to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company, the Operating Partnership and their respective subsidiaries, considered as one enterprise; all of the equity interests in the Subsidiaries are owned directly or indirectly by the Company or the Operating Partnership, free and clear of all pledges, liens, encumbrances, claims, security interests and defects; all of the issued and outstanding stock of each Subsidiary that is a corporation has been duly authorized and validly issued and is fully paid and non-assessable; no options, warrants or other rights to convert any obligations into partnership or other ownership interests in any Subsidiary are outstanding other than contractual rights existing on the date hereof by the current and former holders of partnership or other interests in certain of the “DownREIT” and other subsidiaries, which may result in the issuance of Common Shares of the Company; and the Company, the Operating Partnership and the Subsidiaries are duly qualified to transact business in all jurisdictions in which the Company, the Operating Partnership and the Subsidiaries are transacting business and in which the conduct of their respective businesses requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company, the Operating Partnership and their respective subsidiaries, considered as one enterprise.

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(4) No Material Adverse Change. The Company, the Operating Partnership, and their respective subsidiaries, considered as one enterprise, have not, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, sustained any material loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus; and, since the date as of which information is given in the Prospectus, there has not been any change in the authorized, issued or outstanding capital shares of the Company (except for subsequent issuances, if any, of Common Shares pursuant to (i) the terms of this Agreement, (ii) conversion of any of the Company’s Preferred Shares outstanding as of the date hereof or exercise of the exchange option under any of the Operating Partnership’s exchangeable notes outstanding as of the date hereof, or the conversion of Preferred Shares, or exercise of an exchange option under exchangeable notes, in each case issued subsequent to the date hereof and disclosed in a report filed pursuant to the Exchange Act (excluding Current Reports of Form 8-K responsive to Item 2.02 or Item 7.01 of such form), (iii) the Company’s Dividend Reinvestment and Share Purchase Plan as in effect on the date hereof or established subsequent to the date hereof and disclosed in a report filed pursuant to the Exchange Act (excluding Current Reports of Form 8-K responsive to Item 2.02 or Item 7.01 of such form), (iv) any of the Company’s employee or trustee benefits plans or employee inducement awards, including upon exercise of share options granted pursuant thereto, as such plans are in effect on the date hereof or consistent with past practice, (v) the exercise of contractual rights by the holders of partnership or other interests in the Operating Partnership and in certain of the “DownREIT” and other subsidiaries, which issuances are either (A) disclosed in the Registration Statement and the Prospectus or (B) not material, or (vi) any non-material acquisition, merger or purchase of assets), any material increase in the consolidated long-term debt of the Company, any material adverse change, any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or by the Operating Partnership with respect to its OP Units (other than ordinary-course dividends or distributions) or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company, the Operating Partnership, and their subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated in the Prospectus.

(5) Capitalization. The Company has an authorized capitalization as set forth in the Company’s consolidated balance sheet as of the latest financial statements, audited or unaudited, as applicable, included or incorporated by reference in the Registration Statement and the Prospectus; all of the issued capital shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and none of the outstanding capital shares of the Company were issued in violation of any preemptive or other similar rights of any securityholder of the Company.

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(6) Authorization of Agreement and Confirmations. Each of the Company and the Operating Partnership has full right, power and authority under its organizational documents to enter into this Agreement and any Confirmation, as applicable. This Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership, as applicable. Prior to the sale of any Forward Hedge Securities, the related Confirmation will be duly authorized, executed and delivered by the Company.

(7) Authorization of the Limited Partnership Agreement. The Agreement of Limited Partnership of the Operating Partnership, as the same has been or may be amended and/or restated from time to time (the “Operating Partnership Agreement”), has been duly and validly authorized, executed and delivered by the Company and the General Partner; and is a valid and binding agreement of each of the Company and the Operating Partnership, respectively, enforceable against the Company and the Operating Partnership in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws relating to creditors’ rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law.

(8) Authorization and Description of Securities. The Securities have been duly and validly authorized by the Company, and, when such Securities are issued, delivered and paid for pursuant to this Agreement, such Securities will be duly and validly issued and fully paid and non-assessable; and the issuance and sale of the Securities is not subject to any preemptive, co-sale right, right of first refusal or other similar rights arising under applicable law, under the Charter or bylaws or similar organizational documents of the Company or under any agreement to which the Company, the Operating Partnership or any Subsidiary is a party or otherwise. The Securities conform in all material respects to all statements related thereto contained in the Registration Statement and the Prospectus as amended or supplemented with respect to such Securities and such description conforms in all material respects to the rights set forth in the instruments defining the same; except as set forth under the caption “Description of Securities that may be Offered by Federal Realty Investment Trust—Certain Provisions of Maryland Law and our Declaration of Trust and Bylaws—Shareholder Liability and Indemnification” in the Prospectus, no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

(9) Authorization and Description of Confirmation Securities. A number of Common Shares equal to the sum of the Share Cap of each outstanding Confirmation has been duly authorized, has been reserved for issuance for the purpose of settlement of such Confirmation and will be kept available at all times, free from preemptive or similar rights and free from any lien, charge, claim or other encumbrance until settlement of such Confirmation. With respect to each Confirmation, when issued, sold and/or delivered by the Company to the applicable Forward Purchaser pursuant thereto, against payment of any consideration required to be paid by such Forward Purchaser, the Confirmation Securities will be duly and validly issued and fully paid and non-assessable; and the issuance, sale

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and/or delivery of such Confirmation Securities will not be subject to any preemptive, co-sale right, right of first refusal or other similar rights arising under applicable law, under the Charter or bylaws or similar organizational documents of the Company or under any agreement to which the Company, the Operating Partnership or any Subsidiary is a party or otherwise. The Confirmation Securities, when issued, sold and/or delivered, will conform in all material respects to all statements related thereto contained in the Registration Statement and the Prospectus as amended or supplemented with respect to such Confirmation Securities, and such description conforms in all material respects to the rights set forth in the instruments defining the same; except as set forth under the caption “Description of Securities that may be Offered by Federal Realty Investment Trust—Certain Provisions of Maryland Law and our Declaration of Trust and Bylaws—Shareholder Liability and Indemnification” in the Prospectus, no holder of the Confirmation Securities will be subject to personal liability by reason of being such a holder.

(10) Valid Issuance of Units. The outstanding common units of limited partnership in the Operating Partnership (“OP Units”) are validly issued. The OP Units have been offered, issued and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects and conform to the description thereof contained in the Registration Statement and the Prospectus in all material respects. None of the OP Units were issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership. Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units or other securities of the Operating Partnership.

(11) The General Partner and the Operating Partnership. Federal Realty GP LLC (the “General Partner”) has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware. The Company is the sole member of the General Partner, and the General Partner is the sole general partner of the Operating Partnership. Each of the Company and the General Partner holds its partnership interests in the Operating Partnership free and clear of all pledges, liens, encumbrances, claims, security interests and defects, except as disclosed in the Registration Statement and the Prospectus or where such restrictions would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company, the Operating Partnership and their subsidiaries, considered as one enterprise. The aggregate percentage interests of the General Partner and the limited partners in the Operating Partnership are as set forth in the Registration Statement and the Prospectus in all material respects. Except as disclosed in the Registration Statement and the Prospectus, and except for immaterial issuances subsequent to the dates as of which information is given in the Registration Statement and the Prospectus, no units or other securities of the Operating Partnership are outstanding that are exchangeable or exercisable for or convertible into securities of the Company. The General Partner has the limited liability company power and authority, as the sole general partner of the Operating Partnership, to cause the Operating Partnership to enter into and perform the Operating Partnership’s obligations under this Agreement.

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(12) Units to be Issued. The OP Units to be issued by the Operating Partnership to the Company in connection with the Company’s contribution of the proceeds from the sale of the Securities or any Confirmation Securities to the Operating Partnership will, at each Settlement Date or date upon which a Confirmation is settled, as applicable, be validly issued, and none of such OP Units will be issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership. Such OP Units will be exempt from registration or qualification under the Securities Act and applicable state securities laws.

(13) No Violations. (i) None of the Company, the Operating Partnership or any of the Subsidiaries is in violation of its charter or bylaws or similar organizational documents; (ii) no subsidiary of the Company not referred to in clause (i) above is in violation of its charter or bylaws or similar organizational documents; (iii) none of the Company, the Operating Partnership or any of their subsidiaries is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Operating Partnership, or any of their subsidiaries is a party or by which the Company, the Operating Partnership, or any of their subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of their subsidiaries is subject; or (iv) none of the Company, the Operating Partnership or any of their subsidiaries is in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii), (iii) and (iv) above, for any such default or violation that would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company, the Operating Partnership or their subsidiaries, considered as one enterprise.

(14) Absence of Conflicts; Absence of Further Requirements. The offering and sale of the Securities and the compliance by the Company and the Operating Partnership with all of the provisions of this Agreement and any Confirmation with respect to such Securities or Confirmation Securities, and the consummation by the Company and the Operating Partnership of the transactions herein and therein contemplated, (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Operating Partnership or any of their subsidiaries is a party or by which the Company, the Operating Partnership or any of their subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of their subsidiaries is subject, nor will such action result in any violation of the provisions of the Charter or the bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership or any of their subsidiaries or

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any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the offering and sale of the Securities and the Confirmation Securities or the consummation by the Company and the Operating Partnership of the transactions contemplated by this Agreement and each Confirmation, as applicable, except such as have been obtained under the Securities Act, the Exchange Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “Blue Sky” laws in connection with the purchase and distribution of the Securities, and further except for the approval of the NYSE, which will be obtained prior to the first sale of Securities pursuant to this Agreement.

(15) Absence of Proceedings. Other than as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Operating Partnership or any of their subsidiaries is a party or of which any property of the Company, the Operating Partnership or any of their subsidiaries is the subject which, if determined adversely to the Company, the Operating Partnership or any of their subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company, the Operating Partnership or their subsidiaries, considered as one enterprise; and, to the best of the Company’s and the Operating Partnership’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(16) Financial Statements. The consolidated financial statements of the Company, the Operating Partnership and their subsidiaries, together with related notes and schedules, as set forth or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position and the results of operations of the Company, the Operating Partnership and their subsidiaries, as applicable, at the indicated dates and for the indicated periods. Such consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. Any summary financial and statistical data contained in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the consolidated financial statements incorporated by reference therein.

(17) Good Title. The Company, the Operating Partnership and their subsidiaries have good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property referred to in the Registration Statement and the Prospectus as owned or leased by the Company, the Operating Partnership or any of their subsidiaries, in each case free and clear of all pledges, liens, encumbrances, claims, security interests and defects, other than those referred to in the Prospectus or which are not material in amount.

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(18) Taxes. The Company, the Operating Partnership and their subsidiaries have timely filed all federal, state, local and foreign income tax returns which have been required to be filed, or appropriate extensions for such filings have been obtained as required by law, and all federal, state, local and foreign taxes of the Company, the Operating Partnership and their subsidiaries have been paid, except such taxes as (i) are not yet due, (ii) are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are being maintained in accordance with GAAP, or (iii) could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company, the Operating Partnership and their subsidiaries, considered as one enterprise.

(19) Licenses and Permits. The Company, the Operating Partnership and their subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their respective businesses; and none of the Company, the Operating Partnership or their subsidiaries has infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company or the Operating Partnership.

(20) Independent Accountants. The accounting firm that certified the financial statements and supporting schedules incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(21) Internal Controls Over Financial Reporting. The Company, the Operating Partnership and their subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; and (iii) the unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements is prevented or detected in a timely manner. The Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s internal control over financial reporting was effective as of the end of the Company’s most recent fiscal year to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company’s auditors and the Audit Committee of the board of trustees of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

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(22) Form S-3 Requirements. The conditions for use of registration statements on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for the transactions contemplated by this Agreement.

(23) Hazardous Materials. Although the Company is aware of the presence of hazardous substances, hazardous materials, toxic substances or waste materials (“Hazardous Materials”) on certain of its properties, nothing has come to the attention of the Company or the Operating Partnership which, at this time, would lead the Company or the Operating Partnership to believe that the presence of such Hazardous Materials, when considered in the aggregate, would materially adversely affect the financial condition of the Company or the Operating Partnership. In connection with the construction on or operation and use of the properties owned or leased by the Company or its subsidiaries (including the Operating Partnership), each of the Company and the Operating Partnership represents that, as of the date hereof, it has no knowledge of any material failure by the Company or its subsidiaries (including the Operating Partnership) to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

(24) Taxes; Investment Company Act. With respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim, the Company has met the requirements for qualification as a REIT under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s present and contemplated operations, assets and income meet and will enable it to continue to meet such requirements; and the Operating Partnership has been and will continue to be properly classified as a disregarded entity, or as a partnership which is not a “publicly traded partnership” taxable as a corporation, for U.S. federal income tax purposes; and the Company is neither an “investment company” nor a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(25) Disclosure Controls and Procedures. The Company, the Operating Partnership and their subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company, the Operating Partnership and their subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

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(26) Corrupt Practices. Neither the Company nor any of its subsidiaries (including the Operating Partnership) nor, to the best knowledge of the Company or the Operating Partnership, any director, trustee, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iv) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (v) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(27) Anti-Money Laundering. The operations of the Company, the Operating Partnership and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Operating Partnership or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company or the Operating Partnership, threatened.

(28) OFAC. None of the Company, the Operating Partnership, or any of their respective subsidiaries or, to the knowledge of the Company or the Operating Partnership, any director, trustee, officer, agent, employee or affiliate of the Company or any of its subsidiaries is (i) currently subject to any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or other relevant sanctions authority (collectively, “Sanctions”)); or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities or pursuant to any Confirmation hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any Sanctions.

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(29) NYSE. The outstanding Common Shares have been, and prior to the first sale of Securities pursuant to this Agreement, the Securities to be sold hereunder and the Confirmation Securities will be, approved for listing, subject only to official notice of issuance, on the NYSE, and are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting any such securities from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing. The Company has taken all necessary actions to ensure that it is in compliance with all applicable NYSE listing standards that are currently in effect and will take such steps as are necessary to ensure that the Company will be in compliance with other applicable requirements set forth in the NYSE’s listing standards not currently in effect upon the effectiveness of such requirements.

(30) Permitted Free Writing Prospectus. None of the Company, the Operating Partnership or any of their subsidiaries has distributed or will distribute any offering material in connection with the offering and sale of the Securities to be sold hereunder by a Sales Agent or a Forward Seller, other than the Prospectus and any Permitted Free Writing Prospectus (as defined below) reviewed and consented to by the Sales Agents, the Forward Sellers and the Forward Purchasers.

(31) Actively Traded Security. The Common Shares are “actively traded securities” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(32) Absence of Manipulation. None of the Company, the Operating Partnership, their subsidiaries or any of their officers, directors, trustees or partners thereof has taken, nor will any of them take, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Securities or facilitation of the sale or resale of the Securities.

(33) No Prohibition on Dividends by Subsidiaries. Except as disclosed in or contemplated by the Registration Statement and the Prospectus (including with respect to restrictions on transfer of property or assets pursuant to the terms of mortgage debt on any properties held directly or indirectly by any of the Company, the Operating Partnership or their subsidiaries, or pursuant to the express terms of any joint venture arrangement of the Company, the Operating Partnership or any of their subsidiaries), no subsidiary of the Company (including the Operating Partnership) is currently prohibited, directly or indirectly, from paying any distributions to the Company to the extent permitted by applicable law, from making any other distribution on the Operating Partnership’s partnership interests, or from repaying to the Company any loans or advances made by the Company to the Operating Partnership or any such subsidiary.

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(34) Proprietary Trading by the Sales Agents and the Forward Sellers. The Company acknowledges and agrees that each Sales Agent and each Forward Seller have informed the Company that such Sales Agent or such Forward Seller may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell Common Shares for their own respective accounts while this Agreement is in effect, and shall be under no obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise agreed to by such Sales Agent or such Forward Seller in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable).

(35) eXtensible Business Reporting Language. The interactive data in the eXtensible Business Reporting Language incorporated by reference in the Registration Statement or the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(36) Cybersecurity. (A) To the knowledge of each of the Company and the Operating Partnership, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company, the Operating Partnership or their subsidiaries, and any such data processed or stored by third parties on behalf of the Company, the Operating Partnership or their subsidiaries), equipment or technology (collectively, “IT Systems and Data”); (B) none of the Company, the Operating Partnership or any of their subsidiaries have been notified of, and have no knowledge of any event or condition that would result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data; and (C) the Company, the Operating Partnership and their subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards, except with respect to clauses (A) and (B), for any such security breach or incident, unauthorized access or disclosure, or other compromises, as would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company, the Operating Partnership and their subsidiaries, considered as one enterprise, or with respect to clause (C), where the failure to do so would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company, the Operating Partnership and their subsidiaries, considered as one enterprise. The Company, the Operating Partnership and their subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any

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court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except where the failure to be so in compliance would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company, the Operating Partnership and their subsidiaries, considered as one enterprise.

(b) Certificates. Any certificate signed by any officer of the Company or the Operating Partnership and delivered to the Sales Agents, the Forward Sellers and the Forward Purchasers, or to their respective counsel, shall be deemed a representation and warranty by the Company and the Operating Partnership to the Sales Agents, the Forward Sellers and the Forward Purchasers as to the matters covered thereby.

SECTION 6. Sale and Delivery; Settlement.

(a) Sale of Issuance Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon a Sales Agent’s acceptance of the terms of a Placement Notice specifying that it relates to an Issuance or upon receipt by a Sales Agent of an Acceptance, as the case may be, and unless the sale of the Issuance Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, such Sales Agent, for the period specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable), will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Issuance Securities up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). Each of the Company and the Operating Partnership acknowledges and agrees that (i) there can be no assurance that the Sales Agents will be successful in selling Issuance Securities, (ii) the Sales Agents will incur no liability or obligation to the Company or any other person or entity if it does not sell Issuance Securities for any reason other than a failure by a Sales Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Issuance Securities as required under this Section 6 and (iii) the Sales Agents shall be under no obligation to purchase Issuance Securities on a principal basis pursuant to this Agreement, except as otherwise agreed by a Sales Agent in the Placement Notice (as amended by the corresponding Acceptance, if applicable).

(b) Settlement of Issuance Securities. Unless otherwise specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable), settlement for sales of Issuance Securities will occur on the second (2nd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, an “Issuance Settlement Date”). The amount of proceeds to be delivered to the Company on an Issuance Settlement Date against receipt of the Issuance Securities sold (the “Net Proceeds”) will be equal to the aggregate offering price received by the applicable Sales Agent at which such Issuance Securities were sold, after deduction for (i) such Sales Agent’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to such Sales Agent hereunder pursuant to Section 8(a) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

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(c) Delivery of Issuance Securities. On or before each Issuance Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Issuance Securities being sold by crediting the applicable Sales Agent’s or its designee’s account (provided such Sales Agent shall have given the Company written notice of such designee prior to the Issuance Settlement Date) at The Depository Trust Company (“DTC”) through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Issuance Settlement Date, such Sales Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company prior to the Issuance Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Issuance Securities on an Issuance Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 10(a) and Section 11 hereto, it will (i) hold such Sales Agent harmless against any loss, liability, claim, damage, or expense whatsoever (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to such Sales Agent any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d) Sale of Forward Hedge Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions in this Agreement and the applicable Confirmation, upon the Forward Seller’s and the Forward Purchaser’s acceptance of the terms of a Placement Notice specifying that it relates to a Forward or upon receipt by a Forward Seller and a Forward Purchaser of an Acceptance, as the case may be, and unless the sale of the Forward Hedge Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement or the applicable Confirmation, such Forward Seller will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Forward Hedge Securities, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable).

(e) Delivery of Forward Hedge Securities. Unless otherwise specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable), settlement for sales of Forward Hedge Securities will occur on the date (each, a “Forward Hedge Settlement Date”) and in the manner agreed to by the applicable Forward Seller and the applicable Forward Purchaser.

(f) Denominations; Registration. The Securities shall be in such denominations and registered in such names as the Sales Agents or the Forward Sellers, as applicable, may request in writing at least one full business day before the Settlement Date. The Company shall deliver the Securities, if any, through the facilities of DTC unless such Sales Agent shall otherwise instruct.

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(g) Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Securities, if after giving effect to the sale of such Securities, the aggregate offering price of the Securities sold pursuant to this Agreement would exceed the lesser of (A) together with all the sales of Securities under this Agreement, the Maximum Amount, (B) the amount available for offer and sale under the currently effective Registration Statement, if applicable, and (C) the amount authorized from time to time to be offered and sold under this Agreement by the Company and notified to the Sales Agents, the Forward Sellers and the Forward Purchasers in writing. Under no circumstances shall the Company cause or request the offer or sale of any Securities pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company and notified to the Sales Agents, the Forward Sellers and the Forward Purchasers in writing. Further, under no circumstances shall the aggregate offering price of Securities sold pursuant to this Agreement, including any separate underwriting or similar agreement covering principal transactions referred to in Section 1 of this Agreement, exceed the Maximum Amount.

(h) Limitation on Sales Agents and Forward Sellers. The Company agrees that any offer to sell, any solicitation of an offer to buy or any sales of Securities shall only be effected by or through, on any single given day, only one of the Sales Agents or the Forward Sellers, and in no event more than one, and the Company shall in no event request that a Sales Agent and a Forward Seller sell Securities on the same day; provided, however, that (a) the foregoing limitation shall not apply to (i) exercise of any option, warrant, right or any conversion privilege set forth in the instrument governing such security or (ii) sales solely to employees or security holders of the Company or its subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons, and (b) such limitation shall not apply on any day during which no sales are made pursuant to this Agreement. Notwithstanding the foregoing or anything to the contrary contained herein, the Company shall be permitted, at any time and from time to time, to engage one or more additional agents and/or principals and/or forward sellers, that, once engaged, may offer to sell, solicit an offer to buy or sell the Securities, and at such time(s) a Sales Agent or a Forward Seller (x) shall promptly, upon request by the Company, enter into an amendment to this Agreement, or into a new agreement superseding this Agreement upon terms and conditions substantially similar to those contained herein or such other terms and conditions otherwise agreed to between such Sales Agent or such Forward Seller and the Company, providing for such engagement(s) and/or (y) shall agree to cooperate with and do such other things reasonably requested by the Company in order to allow for such engagement(s).

(i) Period for Restriction on Offers and Sales. Notwithstanding any other provision of this Agreement, the Company shall not offer, sell or deliver, or request the offer or sale of, any Securities and, by notice to a Sales Agent (in the case of an Issuance) or a Forward Seller and a Forward Purchaser (in the case of a Forward) given by telephone (confirmed promptly by email), shall cancel any instructions for the offer or sale of any Securities, and such Sales Agent, or such Forward Seller, as applicable, shall not be obligated to offer or sell any Securities, (i) during any period in which the Company is, or could be deemed to be, in possession of material non-public information or (ii) except as provided in Section 6(j) below, at any time from and including the date (each, an “Announcement Date”) on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files (a “Filing Time”) a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement.

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(j) Removal of Restriction on Offers and Sales. If the Company wishes that Securities be offered, sold and/or delivered at any time during the period from and including an Announcement Date through and including the time that is 24 hours after the corresponding Filing Time, the Company shall (i) prepare and deliver to the applicable Sales Agent (in the case of an Issuance) or the applicable Forward Seller and the applicable Forward Purchaser (in the case of a Forward) (with a copy to their respective counsel) a Current Report on Form 8-K which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections, similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to such Sales Agent or such Forward Seller and such Forward Purchaser, as applicable, and obtain the consent of such Sales Agent or such Forward Seller and such Forward Purchaser, as applicable, to such filing thereof (such consent not to be unreasonably withheld), (ii) provide such Sales Agent or such Forward Seller and such Forward Purchaser, as applicable, with the officer’s certificate, opinions/letters of counsel and accountants’ letter called for by Sections 7(o), (p) and (q) hereof; respectively, (iii) afford such Sales Agent or such Forward Seller and such Forward Purchaser, as applicable, the opportunity to conduct a due diligence review in accordance with Section 7(m) hereof and (iv) file such Earnings 8-K with the Commission, then the provisions of clause (iii) of Section 6(i) shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is 24 hours after the time that the relevant Earnings Announcement was first publicly released) through and including the time that is 24 hours after the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K under the Exchange Act, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officer’s certificate, opinions/letters of counsel and accountants’ letter pursuant to this Section 6(j) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officer’s certificates, opinions/letters of counsel and accountants’ letters as provided in Sections 7(o), (p) and (q) hereof and (B) this Section 6(i) shall in no way affect or limit the operation of the provisions of clauses (i) and (ii) of Section 6(i), which shall have independent application.

SECTION 7. Covenants of the Company and the Operating Partnership. Each of the Company and the Operating Partnership jointly and severally agree and covenant with the Sales Agents, the Forward Sellers and the Forward Purchasers as follows:

(a) Registration Statement Amendments. After the date of this Agreement and during any Selling Period or period in which a Prospectus relating to any Securities is required to be delivered by the Sales Agents or the Forward Sellers under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Company will notify the Sales Agents, the Forward Sellers and the Forward Purchasers promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any

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comment letter from the Commission or any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; (ii) the Company will prepare and file with the Commission, promptly upon a Sales Agent’s, a Forward Seller’s or a Forward Purchaser’s request, any amendments or supplements to the Registration Statement or Prospectus that, in such Sales Agent’s, such Forward Seller’s or such Forward Purchaser’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Securities by such Sales Agent or such Forward Seller (provided, however, that the failure of such Sales Agent, such Forward Seller or Forward Purchaser to make such request shall not relieve the Company of any obligation or liability hereunder, or affect such Sales Agent’s, such Forward Seller’s or such Forward Purchaser’s right to rely on the representations and warranties made by the Company in this Agreement); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Securities or a security convertible into the Securities unless a copy thereof has been submitted to such Sales Agent, such Forward Seller and such Forward Purchaser within a reasonable period of time before the filing and such Sales Agent, such Forward Seller and such Forward Purchaser has not reasonably objected thereto (provided, however, that the failure of such Sales Agent, such Forward Seller or such Forward Purchaser to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect such Sales Agent’s, such Forward Seller’s or such Forward Purchaser’s right to rely on the representations and warranties made by the Company in this Agreement) and the Company will furnish to such Sales Agent, such Forward Seller or such Forward Purchaser at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act (without reliance on Rule 424(b)(8) of the Securities Act).

(b) Notice of Commission Stop Orders. The Company will advise the Sales Agents, the Forward Sellers and the Forward Purchasers promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any other order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the loss or suspension of any exemption from any such qualification, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement or if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company will make every reasonable effort to prevent the issuance of any stop order, the suspension of any qualification of the Securities for offering or sale and any loss or suspension of any exemption from any such qualification, and if any such stop order is issued or any such suspension or loss occurs, to obtain the lifting thereof at the earliest possible moment.

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(c) Delivery of Registration Statement and Prospectus. The Company will furnish to the Sales Agents, the Forward Sellers, the Forward Purchasers and their respective counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus, and any Issuer Free Writing Prospectuses, that are filed with the Commission during any Selling Period or period in which a Prospectus relating to the Securities is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities and at such locations as the Sales Agents, the Forward Sellers and the Forward Purchasers may from time to time reasonably request; provided, however, the Company shall not be required to furnish to a Sales Agent, a Forward Seller or a Forward Purchaser any document that is available via EDGAR. The copies of the Registration Statement and the Prospectus and any supplements or amendments thereto furnished to a Sales Agent, a Forward Seller or a Forward Purchaser will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Continued Compliance with Securities Laws. If at any time during any Selling Period or period when a Prospectus is required by the Securities Act or the Exchange Act to be delivered in connection with a pending sale of the Securities (including, without limitation, pursuant to Rule 172), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Sales Agents, the Forward Sellers or the Forward Purchasers or counsel to the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or to file a new registration statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act, the Company will promptly notify the Sales Agents or the Forward Sellers and the Forward Purchasers, as applicable, to suspend the offering of Securities during such period and the Company will promptly prepare and file with the Commission such amendment, supplement or new registration statement as may be necessary to correct such statement or omission or to comply with such requirements, the Company will use its reasonable best efforts to have such amendment or new registration statement declared effective as soon as practicable (if it is not an automatic shelf registration statement with respect to the Securities) and the Company will furnish to the Sales Agents, the Forward Sellers and the Forward Purchasers such number of copies of such amendment, supplement or new registration statement as the Sales Agents, the Forward Sellers and the Forward Purchasers may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted, conflicts or would conflict with the information contained in the Registration Statement or the Prospectus or included, includes or would include an untrue statement of a material fact or omitted, omits or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Company will promptly notify the Sales Agents or the Forward Sellers and the Forward Purchasers, as applicable, to suspend the offering of Securities during such period and the Company will, subject to Section 7(a) hereof, promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

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(e) Blue Sky and Other Qualifications. The Company will use its commercially reasonable efforts, in cooperation with the Sales Agents and the Forward Sellers, to qualify the Securities for offering and sale, or to obtain an exemption for the Securities to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Sales Agents and the Forward Sellers may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Securities (but in no event for less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified or exempted, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Securities (but in no event for less than one year from the date of this Agreement).

(f) Rule 158. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Sales Agents and the Forward Sellers the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(g) Use of Proceeds. The Company will use the Net Proceeds received by it from the sale of the Securities and the net proceeds received under each Confirmation in the manner specified in the Prospectus under the caption “Use of Proceeds.”

(h) Listing. During any Selling Period or any period in which the Prospectus relating to the Securities is required to be delivered by the Sales Agents or the Forward Sellers under the Securities Act with respect to a pending sale of the Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Securities and the Confirmation Securities to be listed on the NYSE.

(i) Filings with the NYSE. The Company will timely file with the NYSE all material documents and notices required by the NYSE of companies that have or will issue securities that are traded on the NYSE.

(j) Reporting Requirements. The Company, during any Selling Period or period when the Prospectus is required to be delivered under the Securities Act and the Exchange Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

(k) Notice of Other Sales. During the pendency of any Placement Notice (as amended by the corresponding Acceptance, if applicable) given hereunder, the Company shall provide the Sales Agents, the Forward Sellers and the Forward Purchasers notice as promptly as reasonably possible before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise

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disposes of any Common Shares (other than Securities offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Shares, warrants or any rights to purchase or acquire Common Shares; provided, that such notice shall not be required in connection with (i) the issuance, grant or sale of Common Shares, options to purchase Common Shares or Common Shares issuable upon the exercise of options or other equity awards pursuant to any stock option, stock bonus or other stock or compensatory plan or arrangement, or any similar plan or arrangement, described in the Prospectus, (ii) the issuance of securities in connection with an acquisition, merger or sale or purchase of assets described in the Prospectus, (iii) the issuance or sale of Common Shares pursuant to any dividend reinvestment and/or share purchase plan currently in effect or established subsequent to the date hereof and disclosed in a report filed pursuant to the Exchange Act (excluding Current Reports of Form 8-K responsive to Item 2.02 or Item 7.01 of such form), (iv) the issuance of securities upon conversion of any of the Company’s Preferred Shares outstanding as of the date hereof or Preferred Shares issued subsequent to the date hereof and disclosed in a report filed pursuant to the Exchange Act (excluding Current Reports of Form 8-K responsive to Item 2.02 or Item 7.01 of such form), (v) a non-material acquisition, merger or purchase of assets, (vi) the issuance or sale of Common Shares pursuant to the exercise of contractual rights described in the Registration Statement and the Prospectus by the current holders of partnership or other interests in certain “DownREIT” and other subsidiaries which may result in the issuance of Common Shares of the Company, (vii) the issuance of an immaterial amount of Common Shares in connection with the conversion or redemption of OP Units, and (viii) the issuance of OP Units or preferred interests in the Operating Partnership in connection with the acquisition of additional properties disclosed in the Registration Statement and the Prospectus.

(l) Change of Circumstances. The Company will, prior to tendering a Placement Notice or selling Securities, advise the Sales Agents, the Forward Sellers and the Forward Purchasers promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to the Sales Agents, the Forward Sellers and the Forward Purchasers pursuant to this Agreement.

(m) Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by the Sales Agents, the Forward Sellers and the Forward Purchasers, or their respective agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior officers, during regular business hours and at the Company’s principal offices, as the Sales Agents, the Forward Sellers or the Forward Purchasers may reasonably request.

(n) Disclosure of Sales. The Company will disclose in its quarterly reports on Form 10-Q, in its annual report on Form 10-K and/or in a Current Report on Form 8-K, the number of Securities sold under this Agreement, the Net Proceeds to the Company and the compensation payable by the Company with respect to such sales.

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(o) Representation Dates; Certificates. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, each time Securities are delivered to a Sales Agent as principal on a Settlement Date and:

(1) each time the Company:

(i)

files the Prospectus relating to the Securities or amends or supplements the Registration Statement or the Prospectus relating to the Securities by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Securities;

(ii)	files an Annual Report on Form 10-K under the Exchange Act;

(iii)	files a Quarterly Report on Form 10-Q under the Exchange Act; or

(iv)

files a Current Report on Form 8-K containing amended financial information (other than an earnings release, to “furnish” information pursuant to Items 2.02 or 7.01 of Form 8-K) under the Exchange Act; and

(2) at any other time reasonably requested by the Sales Agents, the Forward Sellers or the Forward Purchasers (each such date of filing of one or more of the documents referred to in clauses (1)(i) through (iv) and any time of request pursuant to this Section 7(o) shall be a “Representation Date”), the Company shall furnish the Sales Agents, the Forward Sellers and the Forward Purchasers with a certificate, in the form attached hereto as Exhibit E as promptly as possible and in no event later than three (3) Trading Days of any Representation Date. The requirement to provide a certificate under this Section 7(o) shall be waived for any Representation Date occurring at a time at which no Placement Notice (as amended by the corresponding Acceptance, if applicable) is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides that Securities be offered and sold following a Representation Date when the Company relied on such waiver and did not provide the Sales Agents, the Forward Sellers and the Forward Purchasers with a certificate under this Section 7(o), then before the Company delivers the Placement Notice or the Sales Agents or the Forward Sellers sell any Securities, the Company shall provide the Sales Agents, the Forward Sellers and the Forward Purchasers with a certificate, in the form attached hereto as Exhibit E, dated the date of the Placement Notice.

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(p) Legal Opinions. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement and each time Securities are delivered to a Sales Agent as principal on a Settlement Date, as promptly as possible and in no event later than three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause to be furnished to the Sales Agents, the Forward Sellers and the Forward Purchasers written opinions of Pillsbury Winthrop Shaw Pittman LLP (“Company Counsel”), or other counsel satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, in form and substance satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers and their respective counsel, dated the date that the opinion is required to be delivered, substantially similar to the forms attached hereto as Exhibit D-1 and Exhibit D-2, subject to such assumptions, exceptions and qualifications reasonably acceptable to the Sales Agents, the Forward Sellers and the Forward Purchasers and their respective counsel, and modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, any such counsel may furnish the Sales Agents, the Forward Sellers and the Forward Purchasers with a letter to the effect that the Sales Agents, the Forward Sellers and the Forward Purchasers may rely on a prior opinion delivered under this Section 7(p) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(q) Comfort Letter. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement and each time Securities are delivered to a Sales Agent, a Forward Seller or a Forward Purchaser, as principal, on a Settlement Date, as promptly as possible and in no event later than three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause its independent accountants to furnish the Sales Agents and the Forward Sellers letter(s) (the “Comfort Letter”), dated the date the Comfort Letter is delivered, in form and substance satisfactory to the Sales Agents and the Forward Sellers, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(r) Market Activities. Neither the Company nor the Operating Partnership will, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) sell, bid for, or purchase the Securities to be offered and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Securities to be offered and sold pursuant to this Agreement other than the Sales Agents or the Forward Sellers; provided, however, that the Company may bid for and purchase its Common Shares in accordance with Rule 10b-18 under the Exchange Act, and provided further, that no such bids or purchases shall be made by the Company during the three

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(3) Trading Days before or after any sale of any Securities pursuant to this Agreement. In connection with entering into any Confirmation, the Company will not acquire any long position (either directly or indirectly, including through an Affiliate or through a derivative transaction) with respect to Common Shares. For purposes of the foregoing, Affiliate means, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by, or under common control with such person or entity. For purposes of this definition, “control” when used with respect to any person or entity means ownership of 50% or more of the voting power or value of such person or entity.

(s) Insurance. The Company, the Operating Partnership and their subsidiaries shall maintain, or cause to be maintained, insurance in such amounts and covering such risks as is reasonable and customary for companies engaged in similar businesses in similar industries, except where the failure to maintain such insurance would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company, the Operating Partnership and their subsidiaries, considered as one enterprise.

(t) Compliance with Laws. The Company and each of its subsidiaries shall maintain, or cause to be maintained, all material environmental permits, licenses and other authorizations required by federal, state and local law in order to conduct their businesses as described in the Prospectus, and the Company and each of its subsidiaries shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such permits, licenses and authorizations and with applicable environmental laws, except where the failure to maintain or be in compliance with such permits, licenses and authorizations could not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

(u) Investment Company Act. Each of the Company and the Operating Partnership will conduct its affairs in such a manner so as to reasonably ensure that neither the Company, the Operating Partnership nor any of their subsidiaries will be or become, at any time prior to the termination of this Agreement and the settlement of all Confirmations, required to register as an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an investment company.

(v) Securities Act and Exchange Act. The Company will use its best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force and effect, so far as necessary to permit the continuance of sales of, or dealings in, the Securities as contemplated by the provisions hereof and the Prospectus.

(w) No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405 under the Securities Act) approved in advance in writing by the Company, the Sales Agents and the Forward Sellers, the Company (including its agents and representatives, other than the Sales Agents or the Forward Sellers, each in their capacity as such) will not, directly or indirectly, make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Securities to be sold by a Sales Agent, as principal or agent hereunder or by the Forward Sellers as agent hereunder.

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(x) Sarbanes-Oxley Act. The Company and its subsidiaries shall comply in all material respects with all effective applicable provisions of the Sarbanes-Oxley Act.

(y) Regulation M. If the Company has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Common Shares, it shall promptly notify the other parties to this Agreement and sales of the Securities under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of all parties to this Agreement.

(z) REIT Treatment. The Company will use its best efforts to meet the requirements to qualify as a “real estate investment trust” under the Code, and the Operating Partnership will use its best efforts to maintain its classification for U.S. federal income tax purposes as a disregarded entity, or as a partnership that is not a “publicly traded partnership” taxable as a corporation, for any taxable years that include any portion of the term of this Agreement.

(aa) Renewal of Registration Statement. The date of this Agreement is not more than three years subsequent to the initial effective date of the Registration Statement (the “Renewal Date”). If, immediately prior to the third anniversary of the Renewal Date, this Agreement has not terminated and a prospectus is required to be delivered or made available by a Sales Agent or a Forward Seller under the Securities Act or the Exchange Act in connection with the sale of such Securities, the Company will, prior to the Renewal Date, file, if it has not already done so, a new shelf registration statement or, if applicable, an automatic shelf registration statement relating to such Securities, and, if such registration statement is not an automatic shelf registration statement, will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Date, and will take all other reasonable actions necessary or appropriate to permit the public offer and sale of such Securities to continue as contemplated in the expired registration statement relating to such Securities. References herein to the “Registration Statement” shall include such new shelf registration statement or automatic shelf registration statement, as the case may be.

(bb) Rights to Refuse Purchase. If, to the knowledge of the Company, all filings required by Rule 424 in connection with the offering of the Securities shall not have been made or the representations and warranties of the Company in Section 5 hereof shall not be true and correct on any applicable Settlement Date, the Company will offer to any person who has agreed to purchase Securities from the Company as a result of an offer to purchase solicited by a Sales Agent the right to refuse to purchase and pay for such Securities.

(cc) Reservation of Shares. In respect of any Forward, a number of authorized but unissued Common Shares at least equal to the Share Cap will be reserved for issuance by the Company’s board of directors or a duly authorized committee thereof and will be kept available at all times, free from preemptive or similar rights and free from any lien, charge, claim or other encumbrance until settlement of the related Confirmation.

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SECTION 8. Payment of Expenses.

(a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement and each Confirmation, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto, (ii) the preparation, issuance and delivery of the certificates for the Securities to the Sales Agents and the Confirmation Securities to the Forward Purchasers, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of such Common Shares, (iii) the fees and disbursements of the counsel, accountants and other advisors to the Company, (iv) the qualification or exemption of the Securities under securities laws in accordance with the provisions of Section 7(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Sales Agents and the Forward Sellers in connection therewith and in connection with the preparation of a state securities law or “blue sky” survey and any supplements thereto, (v) the printing and delivery to the Sales Agents, the Forward Sellers and the Forward Purchasers of copies of any Permitted Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Sales Agents or the Forward Sellers to investors, (vi) the preparation, printing and delivery to the Sales Agents or the Forward Sellers of copies of the Blue Sky Survey and any Canadian “wrapper” and any supplements thereto, (vii) the fees and expenses of the custodian and the transfer agent and registrar for the Securities and the Confirmation Securities, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Sales Agents and the Forward Sellers in connection with, the review by FINRA of the terms of the sale of the Securities, (ix) the fees and expenses incurred in connection with the listing of the Securities and the Confirmation Securities on the NYSE, (x) the disbursements of counsel for the Sales Agents, the Forward Sellers and the Forward Purchasers in connection with the copying and delivery of closing documents delivered by the Company or the Company’s accountants or counsel (including any local counsel) and (xi) if Securities having an aggregate offering price of $50,000,000 or more have not been offered and sold under this Agreement by the eighteen-month anniversary of this Agreement (or such earlier date at which the Company terminates this Agreement) (the “Determination Date”), the Company shall reimburse the Sales Agents, the Forward Sellers and the Forward Purchasers for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of their respective counsel incurred by the Sales Agents, the Forward Sellers and the Forward Purchasers in connection with the transactions contemplated by this Agreement (the “Expenses”). The Expenses shall be due and payable by the Company within five (5) business days of the Determination Date.

(b) Termination of Agreement. If this Agreement is terminated by a Sales Agent, a Forward Seller or a Forward Purchaser in accordance with the provisions of Section 9 or Section 13(a)(i) or (iii) (with respect to the first clause only) hereof, the Company shall reimburse the applicable Sales Agents, the applicable Forward Sellers and the applicable Forward Purchasers for all of its out-of-pocket expenses, including the reasonable fees and disbursements their respective counsel, unless Securities having an aggregate offering price of $50,000,000 or more have previously been offered and sold under this Agreement.

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SECTION 9. Conditions of the Obligations of the Sales Agents and the Forward Sellers. The obligations of each of the Sales Agents and the Forward Sellers hereunder with respect to the offer and sale of Securities in connection with any Issuance or Forward hereunder will be subject to the continuing accuracy and completeness of the representations and warranties of the Company and the Operating Partnership contained in this Agreement or in certificates of any officer of the Company, the Operating Partnership or any subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement; Payment of Filing Fee. The Registration Statement shall have become effective and shall be available for (i) all sales of Securities offered pursuant to all prior Placement Notices (each as amended by a corresponding Acceptance, if applicable) and (ii) the sale of all Securities contemplated to be issued by any Placement Notice (as amended by the corresponding Acceptance, if applicable). The Company shall have paid the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of the Prospectus).

(b) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company, the Operating Partnership or any of their subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus, or any Issuer Free Writing Prospectus, or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus, or any Issuer Free Writing Prospectus, or such documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus and any Issuer Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(c) No Misstatement or Material Omission. None of the Sales Agents, the Forward Sellers and the Forward Purchasers shall have advised the Company that the Registration Statement or Prospectus, or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in such Sales Agent’s, such Forward Seller’s or such Forward Purchaser’s opinion is material, or omits to state a fact that in such Sales Agent’s, such Forward Seller’s or such Forward Purchaser’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading, unless the Company has amended such Registration Statement or Prospectus, or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, in accordance with the provisions of Section 7(d).

(d) Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole.

(e) Opinion of Counsel for Company. The Sales Agents, the Forward Sellers and the Forward Purchasers shall have received the favorable opinion of Company Counsel, required to be delivered pursuant to Section 7(p) on or before the date on which such delivery of such opinion is required pursuant to Section 7(p).

(f) Representation Certificate. The Sales Agents, the Forward Sellers and the Forward Purchasers shall have received the certificate required to be delivered pursuant to Section 7(o) on or before the date on which delivery of such certificate is required pursuant to Section 7(o).

(g) Accountant’s Comfort Letter. The Sales Agents, the Forward Sellers and the Forward Purchasers shall have received the Comfort Letter required to be delivered pursuant Section 7(q) on or before the date on which such delivery of such Comfort Letter is required pursuant to Section 7(q).

(h) Approval for Listing. The Securities and the Confirmation Securities shall either have been (i) approved for listing on the NYSE, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Securities and the Confirmation Securities on the NYSE at, or prior to, the issuance of any Placement Notice.

(i) No Suspension. Trading in the Common Shares shall not have been suspended on the NYSE.

(j) Additional Documents. On each date on which the Company is required to deliver a certificate pursuant to Section 7(o), counsel for the Sales Agents, the Forward Sellers and the Forward Purchasers, as applicable, shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement.

(k) Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

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(l) Effectiveness of Confirmation. In respect of any Placement Notice delivered in respect of any Forward, the related Confirmation shall be in full force and effect.

(m) Termination of Agreement. If any condition specified in this Section 9 shall not have been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the applicable Sales Agent(s), the applicable Forward Seller(s) or the applicable Forward Purchaser(s) by notice to the Company, and such termination shall be without liability of any party to any other party except as provided in Section 8 hereof and except that, in the case of any termination of this Agreement, Sections 5, 10, 11, 12 and 21 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Indemnification.

(a) Indemnification by the Company and the Operating Partnership. Each of the Company and the Operating Partnership agrees, jointly and severally, to indemnify and hold harmless each Agent, each Forward Seller and each Forward Purchaser, their respective affiliates (as such term is defined in Rule 501(b) under the Securities Act (each, an “Affiliate”)), their respective selling agents and each person, if any, who controls a Sales Agent, a Forward Seller or a Forward Purchaser, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Sales Agents, the Forward Sellers or the Forward Purchasers may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, the Registration Statement (including the Rule 430B Information), the Prospectus, as amended or supplemented, or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Sales Agents, the Forward Sellers and the Forward Purchasers for any legal or other expenses reasonably incurred by such Sales Agent, such Forward Seller or such Forward Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Operating Partnership shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Issuer Free Writing Prospectus, the Registration Statement, the Prospectus, as amended or supplemented, or any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by a Sales Agent or a Forward Seller expressly for use in the Prospectus, as amended or supplemented, relating to such Securities.

(b) Indemnification by the Sales Agents and the Forward Sellers. Each of the Sales Agents and the Forward Sellers, severally and not jointly, agrees to indemnify and hold harmless the Company, the Operating Partnership, the Company’s trustees and the Company’s and Operating Partnership’s officers who signed the Registration Statement and each person, if any,

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who controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities to which the Company or the Operating Partnership may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, the Registration Statement, the Prospectus, as amended or supplemented, or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Issuer Free Writing Prospectus, the Registration Statement, the Prospectus, as amended or supplemented, or any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by a Sales Agent or a Forward Seller expressly for use therein, and will reimburse the Company or the Operating Partnership for any legal or other expenses reasonably incurred by the Company or the Operating Partnership in connection with investigating or defending any such action or claim as to which the Company and the Operating Partnership shall be entitled to indemnification under this subsection (b) as such expenses are incurred.

(c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof. However, the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel (unless separate counsel is required due to conflict of interest) or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

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SECTION 11. Contribution. If the indemnification provided for in Section 10 hereof is unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or Section 10(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the applicable Sales Agents(s) or the applicable Forward Seller(s) on the other from the offering of Securities pursuant to this Agreement to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 10(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Operating Partnership on the one hand and the applicable Sales Agent(s), the applicable Forward Seller(s) or the applicable Forward Purchaser(s) on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Operating Partnership on the one hand and the applicable Sales Agent(s) or the applicable Forward Seller(s) on the other shall be deemed to be in the same proportion as the net proceeds from the offering of Securities (before deducting expenses) received by the Company bear to the total commissions received by the applicable Sales Agent(s) or the applicable Forward Seller(s) (and, for purposes of the foregoing, the Company shall be deemed to have received net proceeds from the sale of any Forward Hedge Securities, in an amount equal to the proceeds that would have been received by the Company upon full physical settlement of the related Confirmation, assuming that the aggregate amount payable by the Forward Purchaser to the Company for the corresponding Confirmation Securities is equal to the aggregate amount of net proceeds received by the Forward Purchaser from the sale of such Forward Hedge Securities through the Forward Seller).

The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership on the one hand or by the applicable Sales Agent(s) or Forward Seller(s) on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 11 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

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Notwithstanding the provisions of this Section 11, none of the Sales Agents or the Forward Sellers shall be required to contribute any amount in excess of the amount by which the total price at which, in the case of a Sales Agent, the Issuance Securities or, in the case of a Forward Seller, the Forward Hedge Securities were sold and distributed to the public pursuant to this Agreement exceeds the amount of any damages which such party would otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The obligations of the Company under Section 10 and this Section 11 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls a Sales Agent, a Forward Seller or a Forward Purchaser within the meaning of the Securities Act; and the obligations of a Sales Agent, a Forward Seller under Section 10 and this Section 11 shall be in addition to any liability which it may otherwise have and shall extend, upon the same terms and conditions, to each officer of the Company or the Operating Partnership who signed the Registration Statement, to each trustee of the Company and to each person, if any, who controls the Company or the Operating Partnership within the meaning of the Securities Act.

SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All indemnities, agreements, representations, warranties and other statements contained in this Agreement or in certificates of officers of the Company, the Operating Partnership or any subsidiary submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of a Sales Agent, a Forward Seller, a Forward Purchaser or any controlling person, or by or on behalf of the Company, the Operating Partnership or any controlling person, and shall survive delivery and acceptance of the Securities and payment therefor and the settlement of any Confirmation or any termination of this Agreement or the Confirmation.

SECTION 13. Termination of Agreement.

(a) Termination; General. Each of the Sales Agents, the Forward Sellers and the Forward Purchasers may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (i) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company, the Operating Partnership and their subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Sales Agent(s), the Forward Seller(s) or the Forward Purchaser(s), impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Securities has been suspended or limited by

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the Commission or the NYSE, or if trading generally on the NYSE Amex Equities, the NYSE or the Nasdaq Global Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Termination by the Company. The Company shall have the right, by giving three (3) days’ notice, unless such notice is waived by the recipient, as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(c) Termination by the Sales Agents, the Forward Sellers or the Forward Purchasers. Each of the Sales Agents, the Forward Sellers and the Forward Purchasers shall have the right, by giving three (3) days notice, unless such notice is waived by the recipient, as hereinafter specified, to terminate this Agreement, as to itself, in its sole discretion at any time after the date of this Agreement.

(d) Automatic Termination. Unless earlier terminated pursuant to this Section 13, this Agreement shall automatically terminate upon the sale of Securities by the Sales Agents and the Forward Sellers on the terms and subject to the conditions set forth herein with an aggregate offering price equal to the Maximum Amount set forth in Section 1 of this Agreement.

(e) Continued Force and Effect. This Agreement shall remain in full force and effect unless terminated pursuant to Sections 13(a), (b), (c) or (d) above or otherwise by mutual agreement of the parties.

(f) Effectiveness of Termination. Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Sales Agents, the Forward Sellers, the Forward Purchasers or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Securities, such Securities shall settle in accordance with the provisions of this Agreement.

(g) Liabilities. If this Agreement is terminated pursuant to this Section 13, such termination shall be without liability of any party to any other party except as provided in Section 8 hereof, and except that, in the case of any termination of this Agreement, Section 5, Section 10, Section 11, Section 12 and Section 23 hereof shall survive such termination and remain in full force and effect.

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SECTION 14. Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, and if to the Sales Agents, the Forward Sellers, the Forward Purchasers, the Company or the Operating Partnership shall be delivered or sent by mail to:

if to the Sales Agents to:

Wells Fargo Securities, LLC

500 West 33rd Street

New York, New York 10001

Attention: Equity Syndicate Department

Fax: 212-214-5918

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, New York 10019

Attention: Robert McDonald

Email: dl.nyk.ste@us.bnpparibas.com

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Attention: ~~Syndicate Department~~ATM Execution

Email: ~~dg.ecm_execution_services@bofa.com~~dg.atm_execution@bofa.com

~~With~~with a copy to ECM Legal

~~Email: dg.ecm_legal@bofa.com~~ Fax: 212-230-8730

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attention: General Counsel

Fax: 646-291-1469

Matthew Morris

Phone: 212-723-7833

Email: setg.origination@citi.com

Deutsche Bank Securities Inc.

1 Columbus Circle, 19th Floor

New York, New York 10019

Attention: Equity Capital Markets – Syndicate Desk

with a copy to Deutsche Bank Securities Inc.

1 Columbus Circle, 19th Floor

New York, New York 10019

Attention: General Counsel

Email: dbcapmarkets.gcnotices@list.db.com

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J.P. Morgan Securities LLC

383 Madison Avenue, 6th Floor

New York, New York 10179

Attention: ~~Stephanie Little~~Sanjeet Dewal

Fax: 212-622-8783

Email: ~~stephanie~~sanjeet.~~y~~s .~~little~~dewal @jpmorgan.com

~~Telephone: (312) 732-3229~~

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Attention: General Counsel (shall be delivered, mailed or sent to)

~~Wells Fargo~~Regions Securities~~,~~ LLC

615 S College St, Suite 600

Charlotte, North Carolina 28202

Attention: ECM Team

Emails: brit.stephens@regions.com,

ed.armstrong@regions.com,

matthew.stewart@regions.com,

scott.williams2@regions.com, and

ECMDesk@regions.com

Scotia Capital (USA) Inc.

~~500 West 33rd~~250 Vesey Street, 24th Floor

New York, New York ~~10001~~10281

Attention: Equity ~~Syndicate Department~~Capital Markets

Fax: 212-225-6653

Emails: us.ecm@scotiabank.com and us.legal@scotiabank.com

SMBC Nikko Securities America, Inc.

277 Park Avenue, 5th Floor

New York, New York 10172

Attention: NYECM@smbcnikko-si.com

~~Jefferies~~TD Securities (USA) LLC

~~520 Madison~~1 Vanderbilt Avenue

New York, New York ~~10022~~10017

Attention: ~~General Counsel~~Equity Capital Markets

Email: TDS_ATM@tdsecurities.com

Truist Securities, Inc.

3333 Peachtree Road NE, 11th Floor

Atlanta, Georgia 30326

Attention: Equity Syndicate Department

Fax: 404-926-5995

Email: dl.atm.offering@truist.com

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if to the Forward Sellers and the Forward Purchasers to:

Wells Fargo Bank, National Association

500 West 33rd Street

New York, New York 10001

Attention: Structuring Services Group

Fax: 212-214-5913

BNP Paribas

787 Seventh Avenue

New York, New York 10019

Attention: Robert McDonald

Email: dl.nyk.ste@us.bnpparibas.com

Bank of America, N.A.

One Bryant Park

New York, New York 10036

Attention: Strategic Equity Solutions Group

~~Telephone: 646-855-8900~~

Email: dg.issuer_derivatives_notices@bofa.com

Citibank, N.A.

~~388~~390 Greenwich Street, ~~6th~~4th Floor

New York, New York 10013

Attention: ~~Equity Derivatives~~Theodore Finkelstein

Phone: 212-723-1693

Email: eq.us.ses.notifications@citi.com

Deutsche Bank AG, London Branch

c/o Deutsche Bank Securities Inc.

1 Columbus Circle

New York, New York 10019

Attention: Joachim Sciard

Phone: 212-250-7099

Email: joachim.sciard@db.com)

with an email notification to equity-linked.notifications@list.db.com

JPMorgan Chase Bank, National Association

383 Madison Avenue

New York, New York 10179

EDG Marketing Support

Emails: edg_notices@jpmorgan.com and

edg_ny_corporate_sales_support@jpmorgan.com

~~Email: edg_notices@jpmorgan.com~~

~~edg_ny_corporate_sales_support@jpmorgan.com;~~

with a copy to ~~Stephanie Little~~ Sanjeet Dewal

~~Tel: (312) 732-3229~~

Email: ~~stephanie~~sanjeet .~~y~~s .~~little~~dewal @jpmorgan.com~~;~~

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~~Wells Fargo Bank, National Association~~

~~500 West 33rd Street~~

~~New York, New York 10001~~

~~Attention: Structuring Services Group~~

~~with a copy to CorporateDerivativeNotifications@wellsfargo.com~~

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Attention: Strategic Equity Transactions Group

Phone: 212-708-2734

~~Email: SETG-US@jefferies.com with a copy to~~Emails: SETG-US@jefferies.com and CorpEqDeriv@jefferies.com

Regions Securities LLC

615 S College St, Suite 600

Charlotte, North Carolina 28202

Attention: ECM Team

Emails: brit.stephens@regions.com,

ed.armstrong@regions.com,

matthew.stewart@regions.com,

scott.williams2@regions.com and

ECMDesk@regions.com

The Bank of Nova Scotia

44 King Street West, Central Mail Room

Toronto, Ontario M5H 1H1, Canada

c/o Scotia Capital (USA) Inc.

250 Vesey Street, 24th Floor

New York, New York 10281

Attention: Bahar Lorenzo

Phone: 212-225-5230

Email: bahar.lorenzo@scotiabank.com

with a copy to GWO - OTC Confirmations

Email: BNSEquityConfirmations@scotiabank.com

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The Toronto-Dominion Bank

c/o TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

Attention: Global Equity Derivatives

Phone: 212-827-7306

Emails: TDUSA-GEDUSInvestorSolutionsSales@tdsecurities.com,

vanessa.simonetti@tdsecurities.com,

christopher.obalde@tdsecurities.com,

Michael.murphy3@tdsecurities.com and

adriano.pierroz@tdsecurities.com

Truist Bank

3333 Peachtree Road NE, 11th Floor

Atlanta, Georgia 30326

Fax: 404-926-5995

Attention: Equity Syndicate Department

Email: dl.atm.offering@truist.com

and if to the Company or the Operating Partnership to:

909 Rose Avenue

Suite 200

North Bethesda, Maryland 20852

Attention: General Counsel

SECTION 15. Parties. This Agreement shall inure to the benefit of and be binding upon the Sales Agents, the Forward Sellers, the Forward Purchasers, the Company, the Operating Partnership and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Sales Agents, the Forward Sellers, the Forward Purchasers, their respective Affiliates, the Company, the Operating Partnership and their respective successors and the controlling persons and officers, trustees and directors referred to in Sections 10 and 11 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Sales Agents, the Forward Sellers, the Forward Purchasers, their respective Affiliates, the Company, the Operating Partnership and their respective successors, and said controlling persons and officers, trustees and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Sales Agents or the Forward Sellers shall be deemed to be a successor by reason merely of such purchase.

SECTION 16. Adjustments for Stock Splits. The parties acknowledge and agree that all stock-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Securities.

SECTION 17. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

45

SECTION 18. Counterparts. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 19. Recognition of the U.S. Special Resolution Regimes. In the event that any Sales Agent, any Forward Seller or any Forward Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Sales Agent, such Forward Seller or such Forward Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

SECTION 20. Successors and Assigns. In the event that the entity acting as Forward Purchaser (the “Previous Forward Purchaser”) is replaced as a party hereunder by its affiliate (the “New Forward Purchaser”), then, from the date of such transfer or assignment, the New Forward Purchaser shall for all purposes of this Agreement be substituted for the Previous Forward Purchaser as a Forward Purchaser party hereto (as transferee or assignee of the Previous Forward Purchaser).

In the event that any Sales Agent, any Forward Seller or any Forward Purchaser that is a Covered Entity or a BHC Act Affiliate of such Sales Agent, such Forward Seller or such Forward Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Sales Agent, such Forward Seller or such Forward Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of foregoing two paragraphs, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

46

SECTION 21. Effect of Headings. The Section and Exhibit Headings herein are for convenience only and shall not affect the construction hereof.

SECTION 22. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“Aggregate Sales Price” means, with respect to a period, the sum of the Sales Prices for all Issuance Securities or Forward Hedge Securities, as applicable, sold during such period.

“Applicable Time” means the time of each sale of any Securities pursuant to this Agreement.

“Charter” means the Company’s Declaration of Trust, as amended.

“Common Shares” means the Company’s common shares of beneficial interest, par value $.01 per share.

“Confirmation” means the agreement in respect of the share forward sale transaction by and between the Company and the applicable Forward Purchaser, including all provisions incorporated by reference therein.

“Confirmation Securities” means any Common Shares to be issued, sold and/or delivered by the Company to the applicable Forward Purchaser, whether by settlement, acceleration, termination or otherwise, pursuant to any Confirmation.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval system.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Forward” means each share forward sale transaction (or proposed share forward transaction) corresponding to a particular Placement Notice (as amended by the corresponding Acceptance, if applicable), pursuant to the terms and conditions of this Agreement.

“Forward Hedge Price” means, for any Confirmation, the product of (x) an amount equal to one (1) minus the Forward Hedge Selling Commission Rate for such Confirmation and (y) the Volume-Weighted Hedge Price.

“Forward Hedge Securities” means all Common Shares offered and sold (or to be offered and sold) by the Forward Sellers in connection with any Forward or proposed Forward that has occurred or may occur in accordance with the terms and conditions of this Agreement and related Placement Notice (as amended by the corresponding Acceptance, if applicable).

“Forward Hedge Selling Commission” means, for any Confirmation, the product of (x) the Forward Hedge Selling Commission Rate for such Confirmation and (y) the Volume-Weighted Hedge Price.

47

“Forward Hedge Selling Commission Rate” means, for any Confirmation, a rate mutually agreed to between the Company, the Forward Sellers and the Forward Purchasers and specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable), up to 2.0%.

“Forward Hedge Selling Period” means, subject to Section 2(c) hereof, the period of consecutive Trading Days beginning on the date specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable) or, if such date is not a Trading Day, the next Trading Day following such date and ending on the Hedge Completion Date (as defined in the applicable Confirmation). For the avoidance of doubt, any Forward Hedge Selling Period then in effect shall immediately terminate upon the termination of this Agreement.

“Issuance” means each transaction (or proposed transaction) corresponding to a particular Placement Notice in which Common Shares issuable by the Company are offered and sold by a Sales Agent pursuant to the terms and conditions of this Agreement.

“Issuance Selling Period” means the period of consecutive Trading Days specifying that it relates to an Issuance beginning on the date specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable) or, if such date is not a Trading Day, the next Trading Day following such date.

“Issuance Securities” means all Common Shares issued or issuable pursuant to an Issuance or proposed Issuance that has occurred or may occur in accordance with the terms and conditions of this Agreement and related Placement Notice (including any applicable Acceptance).

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed in Exhibit F hereto, in each case in the form furnished (electronically or otherwise) to the Sales Agents, the Forward Sellers and the Forward Purchasers for use in connection with the offering of the Securities.

“Preferred Shares” means the Company’s preferred shares of beneficial interest, par value $.01 per share, including the Company’s outstanding 5.417% Series 1 Cumulative Convertible Preferred Shares and the Company’s outstanding 5.000% Series C Cumulative Redeemable Preferred Shares.

“Rule 172,” “Rule 405,” “Rule 415,” “Rule 424(b),” “Rule 430B,” “Rule 433” and “Rule 462(e)” refer to such rules under the Securities Act.

“Sales Price” means, for each Forward or each Issuance hereunder, the actual sale execution price of each Forward Hedge Security or Issuance Security, as the case may be, sold by the Sales Agents or the Forward Sellers, as applicable, on the NYSE hereunder in the case of ordinary brokers’ transactions, or as otherwise agreed by the parties in other methods of sale.

48

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.

“Securities” means Issuance Securities and/or Forward Hedge Securities, as applicable.

“Selling Period” means any Forward Hedge Selling Period or any Issuance Selling Period.

“Settlement Date” means, unless the applicable parties hereto otherwise agree, any Forward Hedge Settlement Date or any Issuance Settlement Date.

“Volume-Weighted Hedge Price” means, with respect to any Forward, the volume-weighted average price at which the applicable Forward Hedge Securities are sold.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

All references in this Agreement to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Securities by the Sales Agents or the Forward Sellers outside of the United States.

SECTION 23. Permitted Free Writing Prospectuses. Each of the Company and the Operating Partnership represents, warrants and agrees that, unless it obtains the prior consent of the Sales Agents, the Forward Sellers and the Forward Purchasers, and each Sales Agent and each Forward Seller, represents, warrants and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Sales Agents or Forward Sellers and the Forward Purchasers, as applicable, or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit F hereto are Permitted Free Writing Prospectuses.

49

SECTION 24. Absence of Fiduciary Relationship. Each of the Company and the Operating Partnership acknowledges and agrees that:

(a) Each of the Sales Agents and the Forward Sellers is acting solely as agent and/or principal in connection with the public offering of the Securities and in connection with each transaction contemplated by this Agreement and the process leading to such transactions. No fiduciary or advisory relationship between the Company, the Operating Partnership or any of their respective affiliates, stockholders (or other equity holders), creditors or employees or any other party, on the one hand, and the Sales Agents, the Forward Sellers and the Forward Purchasers, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not a Sales Agent, a Forward Seller or a Forward Purchaser has advised or is advising the Company and/or the Operating Partnership on other matters, and none of the Sales Agents, the Forward Sellers and the Forward Purchasers has any obligation to the Company or the Operating Partnership with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b) any public offering or minimum market price of the Securities set forth in this Agreement was not established by the Sales Agents, the Forward Sellers and the Forward Purchasers;

(c) it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d) none of the Sales Agents, the Forward Sellers and the Forward Purchasers has provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent the Company has deemed appropriate;

(e) it is aware that the Sales Agents, the Forward Sellers, the Forward Purchasers and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Operating Partnership, and the Sales Agents, the Forward Sellers and the Forward Purchasers have no obligation to disclose such interests and transactions to the Company or the Operating Partnership by virtue of any fiduciary, advisory or agency relationship or otherwise; and

(f) it waives, to the fullest extent permitted by law, any claims it may have against the Sales Agents, the Forward Sellers and the Forward Purchasers for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Sales Agents, the Forward Sellers and the Forward Purchasers shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, the Operating Partnership, employees or creditors of the Company or the Operating Partnership.

[Signature Page Follows]

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the parties hereto in accordance with its terms.

Very truly yours,

FEDERAL REALTY INVESTMENT TRUST

By
Name:	Daniel Guglielmone
Title:	Executive Vice President-Chief Financial Officer and Treasurer

FEDERAL REALTY OP LP

By
Name:	Daniel Guglielmone
Title:	Executive Vice President-Chief Financial Officer and Treasurer

CONFIRMED AND ACCEPTED, as of the date first above written:

BofA Securities, Inc.

By
Name:
Title:

Citigroup Global Markets Inc.

By
Name:
Title:

J.P. Morgan Securities LLC

By
Name:
Title:

Wells Fargo Securities, LLC

By
Name:
Title:

Jefferies LLC

By
Name:
Title:

as Sales Agents and Forward Sellers

CONFIRMED AND ACCEPTED, as of the date first above written:

Bank of America, N.A.

By
Name:
Title:

Citibank, N.A.

By
Name:
Title:

JPMorgan Chase Bank, National Association

By
Name:
Title:

Wells Fargo Bank, National Association

By
Name:
Title:

Jefferies LLC

By
Name:
Title:

as Forward Purchasers, solely as the recipients and/or beneficiaries of certain representations, warranties, covenants and indemnities set forth in this Agreement

EXHIBIT A

[FORM OF PLACEMENT NOTICE]

From:	[ ]
Cc:	[ ]
To:	[ ][1]

Subject: Equity Distribution—Placement Notice

Gentlemen:

Reference is made to the Equity Distribution Agreement among Federal Realty Investment Trust, [BANK NAME] and the other parties thereto, dated February 14, 2022 (the “Agreement”). Capitalized terms used in this Placement Notice without definition shall have the respective definitions ascribed to them in the Agreement. Pursuant to the terms and subject to the conditions contained in the Agreement, this Placement Notice relates to [an Issuance]2 [a Forward].3

Anticipated number of Trading Days in [Issuance]4 [Forward Hedge]5 Selling Period: [ ]

[Deadline for Forward Hedge Selling Period: [ ]]6

First day of [Issuance]7 [Forward Hedge]8 Selling Period: [ ]

Maximum amount of Securities to be sold: [$][ ] [shares]

[Forward Hedge Selling Commission Rate: [ ]%

[1]	Insert Sales Agent’s or Forward Seller and Forward Purchaser’s names.
[2]	Insert for a Placement Notice that relates to an Issuance.
[3]	Insert for a Placement Notice that relates to a Forward.
[4]	Insert for a Placement Notice that relates to an Issuance.
[5]	Insert for a Placement Notice that relates to a Forward.
[6]	Insert for a Placement Notice that relates to a Forward.
[7]	Insert for a Placement Notice that relates to an Issuance.
[8]	Insert for a Placement Notice that relates to a Forward.

Exh. A-1

Forward Price Reduction Dates		Forward Price Reduction Amounts
[ ]	$	[ ]
[ ]	$	[ ]

Spread: [ ]

Stock loan fee permitting adjustments in Confirmation: [ ] basis points per annum

Stock loan fee triggering a stock borrow event in the Confirmation: [ ] basis points per annum

Regular Dividend Amounts:

For any calendar month ending on or prior to [December 31, 20[ ]]:	$[ ]
For any calendar month ending after [December 31, 20[ ]]:	$[ ]][9]

Floor price (adjustable by Company during the Selling Period, and in no event less than $0.01 per share): $[ ] per share

[ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS THE TIME PERIOD IN WHICH SALES ARE REQUESTED TO BE MADE, SPECIFIC DATES THE SECURITIES MAY NOT BE SOLD ON, THE MANNER IN WHICH SALES ARE TO BE MADE BY THE SALES AGENT OR THE FORWARD SELLER, AND/OR THE CAPACITY IN WHICH THE SALES AGENT OR THE FORWARD SELLER MAY ACT IN SELLING SHARES.]

[9]

Insert for a Placement Notice that relates to a Forward. Regular Dividend Amounts shall not exceed the Forward Price Reduction Amount for the Forward Price Reduction Date occurring in the relevant month (or, if none, shall not exceed zero).

EXHIBIT B-1

FORM OF CONFIRMATION

Form of Forward Confirmation

Date: [ ● ]

To:	Federal Realty Investment Trust

909 Rose Avenue

Suite 200

North Bethesda, Maryland 20852

Attention: [ ● ]

From: [DEALER]

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between [DEALER] (“Dealer”) and Federal Realty Investment Trust (the “Counterparty”) on the Trade Date specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the ISDA 2002 Master Agreement specified below.

The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern.

Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties’ entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. This Confirmation and the pricing supplement delivered hereunder evidence a complete and binding agreement between Dealer and Counterparty as to the terms of the Transaction to which this Confirmation relates. This Confirmation, together with any other Confirmations for registered forward transactions entered into between Dealer and Counterparty (each, an “Additional Confirmation”), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA 2002 Master Agreement (the “Agreement”) as if Dealer and Counterparty had executed an agreement in such form (without any Schedule but (i) with the elections set forth in this Confirmation and (ii) with the election that the “Cross Default” provisions of Section 5(a)(vi) of the Agreement will apply to Dealer as if (a) the phrase “, or becoming capable at such time of being declared,” were deleted from Section 5(a)(vi)(1) of the Agreement; (b) the “Threshold Amount” with respect to Dealer were three percent of the [shareholders’] [members’] equity of [Dealer][ [ ● ] (“Dealer Parent”)]; (c) the following language were added to the end of Section 5(a)(vi) of the Agreement: “Notwithstanding the foregoing, a default under subsection (2) hereof shall not constitute an Event of Default if (x) the default was caused solely by error or omission of an administrative or operational nature; (y) funds were available to enable the party to make the payment when due; and (z) the payment is made within two Local Business Days of such party’s receipt of written notice of its failure to pay.”; and (d) the term “Specified Indebtedness” had the meaning specified in Section 14 of the Agreement, except that such term shall not include obligations in respect of deposits received in the ordinary course of a party’s banking business). In the event of any inconsistency between provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. For the avoidance of doubt, “Cross Default” shall not apply to Counterparty. The parties hereby agree that, other than the Transaction to which this Confirmation relates and the Transactions to which the Additional Confirmations, if any, relate (each, an “Additional Transaction”), no Transaction shall be governed by the Agreement. For purposes of the Equity Definitions, this Transaction is a Share Forward Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	[ ● ], 202[ ● ]

Effective Date:	The first day occurring on or after the Trade Date on which Shares sold through [AGENT], acting as forward seller for Dealer in such capacity (the “Agent”), pursuant to the Equity Distribution Agreement dated February 14, 2022, as may be amended from time to time, between Counterparty, Dealer, the Agent and the other parties thereto (the “Equity Distribution Agreement”), have settled.

Seller:	Counterparty

Buyer:	Dealer

Shares:	The common shares of beneficial interest of Counterparty, par value USD 0.01 per share (Ticker Symbol: “FRT”)

B-1-2

Number of Shares:	As specified in the placement notice substantially in the form attached to the Equity Distribution Agreement as Exhibit A (the “Placement Notice”) delivered by Counterparty to Dealer in respect of the Transaction; provided, however, that in the event that Dealer, in its commercially reasonable judgment, determines that it is unable (via the Agent) through commercially reasonable efforts to establish a commercially reasonable hedge position in such number of Shares in accordance with the Placement Notice in light of market liquidity conditions and/or the provisions of Section 3 of the Equity Distribution Agreement, the Number of Shares shall equal the aggregate number of Shares actually sold through the Agent acting as forward seller for Dealer (in connection with the establishment of a commercially reasonable hedge position) pursuant to the Equity Distribution Agreement during the period from and including the Trade Date through and including the Hedge Completion Date; provided further, however, that on each Settlement Date, the Number of Shares shall be reduced by the number of Settlement Shares settled on such date.

Hedge Completion Date:	The earliest of (i) the date specified in writing as the Hedge Completion Date by Counterparty, (ii) any Settlement Date and (iii) [DATE]. Promptly after the Hedge Completion Date (but in any case no later than the open of the Trading Day immediately following the Hedge Completion Date), Dealer will furnish Counterparty with a pricing supplement (the “Pricing Supplement”) substantially in the form of Annex A hereto specifying the Number of Shares as of the Hedge Completion Date (the “Initial Number of Shares”) and the Initial Forward Price, all determined in accordance with the terms hereof.

Initial Forward Price:	The Forward Hedge Price as defined in the Equity Distribution Agreement (with the Forward Hedge Selling Commission Rate (as defined in the Sales Agreement) equal to [●]% and assuming that the Agent sold such Shares in a commercially reasonable manner that reflects prevailing market prices), adjusted by the Calculation Agent in a commercially reasonable manner to (x) reflect on each day during such period the sum of 1 and the Daily Rate for such day multiplied by the then-Initial Forward Price as of such day and (y) reduce the then-Initial Forward Price by the relevant Forward Price Reduction Amount on each Forward Price Reduction Date occurring on or before the Hedge Completion Date.

B-1-3

Forward Price:	(a) On the Hedge Completion Date, the Initial Forward Price; and

(b)   on each calendar day thereafter, (i) the Forward Price as of the immediately preceding calendar day multiplied by (ii) the sum of 1 and the Daily Rate for such day; provided that, on each Forward Price Reduction Date, the Forward Price in effect on such date shall be the Forward Price otherwise in effect on such date, minus the Forward Price Reduction Amount for such Forward Price Reduction Date.

Daily Rate:	For any day, (i)(A) Overnight Bank Rate for such day, minus (B) the Spread, divided by (ii) 365.

Overnight Bank Rate:	For any day, the rate set forth for such day opposite the caption “Overnight bank funding rate,” as such rate is displayed on Bloomberg Screen “OBFR01 <Index> <GO>”, or any successor page; provided that, if no rate appears for a particular day on such page, the rate for the immediately preceding day for which a rate does so appear shall be used for such day.

Spread:	[ ● ] basis points

Prepayment:	Not Applicable

Variable Obligation:	Not Applicable

Forward Price Reduction Dates:	As set forth on Schedule I

Forward Price Reduction Amounts:	For each Forward Price Reduction Date, the Forward Price Reduction Amount set forth opposite such date on Schedule I

Exchange:	The New York Stock Exchange

Related Exchange(s):	All Exchanges

Clearance System:	The Depository Trust Company

Securities Act:	Securities Act of 1933, as amended

Exchange Act:	Securities Exchange Act of 1934, as amended

Market Disruption Event:	Section 6.3(a) of the Equity Definitions is hereby amended by replacing the first sentence in its entirety with the following: “‘Market Disruption Event’ means in respect of a Share or an Index, the occurrence or existence of (i) a Trading Disruption, (ii) an Exchange Disruption, (iii) an Early Closure or (iv) a Regulatory Disruption, in each case that the Calculation Agent determines, in its commercially reasonable judgment, is material”.

B-1-4

Early Closure:	Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

Regulatory Disruption:	Any event that Dealer, based on the advice of counsel, determines makes it reasonably necessary or appropriate with regard to any legal, regulatory or self-regulatory requirements or related policies and procedures that generally apply to transactions of a nature and kind similar to the Transaction and have been adopted in good faith by Dealer and consistently applied to the relevant Transaction in a nondiscriminatory manner for Dealer to refrain from or decrease any market activity in connection with the Transaction.

Settlement:

Settlement Currency:	USD (all amounts shall be converted to the Settlement Currency in good faith and in a commercially reasonable manner by the Calculation Agent)

Settlement Date:	Any Scheduled Trading Day following the Effective Date and up to and including the Final Date that is either:

(a)   designated by Counterparty as a “Settlement Date” by a written notice (a “Settlement Notice”) that satisfies the Settlement Notice Requirements, if applicable, and is delivered to Dealer no less than (i) two Scheduled Trading Days prior to such Settlement Date, which may be the Final Date, if Physical Settlement applies, and (ii) [ ● ] Scheduled Trading Days prior to such Settlement Date, which may be the Final Date, if Cash Settlement or Net Share Settlement applies; provided that, if Dealer shall fully unwind its commercially reasonable hedge with respect to the portion of the Number of Shares to be settled during an Unwind Period by a date that is more than two Scheduled Trading Days prior to a Settlement Date specified above, Dealer may, by written notice to Counterparty, no fewer than two Scheduled Trading Days prior thereto, specify any Scheduled Trading Day prior to such original Settlement Date as the Settlement Date; or

B-1-5

(b) designated by Dealer as a Settlement Date pursuant to the “Termination Settlement” provisions of Paragraph 7(g) below;

provided that the Final Date will be a Settlement Date if on such date the Number of Shares for which a Settlement Date has not already been designated is greater than zero, and provided, further, that, following the occurrence of at least five consecutive Disrupted Days during an Unwind Period and while such Disrupted Days are continuing, Dealer may designate any subsequent Scheduled Trading Day as the Settlement Date with respect to the portion of the Settlement Shares, if any, for which Dealer has determined an Unwind Purchase Price during such Unwind Period, it being understood that the Unwind Period with respect to the remainder of such Settlement Shares shall recommence on the next succeeding Exchange Business Day that is not a Disrupted Day in whole.

Final Date:	[ ● ], 202[ ● ] (or if such day is not a Scheduled Trading Day, the next following Scheduled Trading Day)

Settlement Shares:

(a)   With respect to any Settlement Date other than the Final Date, the number of Shares designated as such by Counterparty in the relevant Settlement Notice or designated by Dealer pursuant to the “Termination Settlement” provisions of Paragraph 7(g) below, as applicable; provided that the Settlement Shares so designated shall, in the case of a designation by Counterparty, (i) not exceed the Number of Shares at that time and (ii) be at least equal to the lesser of 100,000 and the Number of Shares at that time, in each case with the Number of Shares determined taking into account pending Settlement Shares; and

(b) with respect to the Settlement Date on the Final Date, a number of Shares equal to the Number of Shares at that time;

in each case with the Number of Shares determined taking into account pending Settlement Shares.

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Settlement Method Election:	Physical Settlement, Cash Settlement, or Net Share Settlement, at the election of Counterparty as set forth in a Settlement Notice that satisfies the Settlement Notice Requirements; provided that Physical Settlement shall apply (i) if no Settlement Method is validly selected, (ii) with respect to any Settlement Shares in respect of which Dealer is unable, in good faith and in its commercially reasonable judgment, to unwind its commercially reasonable hedge by the end of the Unwind Period (taking into account any Additional Transactions with overlapping “Unwind Periods” (as defined in the applicable Additional Confirmations)) (A) in a manner that, in the reasonable judgment of Dealer, based on advice of counsel, is consistent with the requirements for qualifying for the safe harbor provided by Rule 10b-18 under the Exchange Act (“Rule 10b-18”) or (B) in its commercially reasonable judgment, due to the occurrence of five or more Disrupted Days or to the lack of sufficient liquidity in the Shares on any Exchange Business Day during the Unwind Period, (iii) to any Termination Settlement Date (as defined under “Termination Settlement” in Paragraph 7(g) below) and (iv) if the Final Date is a Settlement Date other than as the result of a valid Settlement Notice, in respect of such Settlement Date; provided, further, that, if Physical Settlement applies under clause (ii) immediately above, Dealer shall provide written notice to Counterparty at least two Scheduled Trading Days prior to the applicable Settlement Date.

Settlement Notice Requirements:	Notwithstanding any other provision hereof, a Settlement Notice delivered by Counterparty that specifies Cash Settlement or Net Share Settlement will not be effective to establish a Settlement Date or require Cash Settlement or Net Share Settlement unless Counterparty delivers to Dealer with such Settlement Notice a representation, dated as of the date of such Settlement Notice and signed by Counterparty, containing (x) the provisions set forth in clause (i) under the heading “Additional Representations and Agreements of Counterparty” in Paragraph 7(e) below and (y) the provision that neither Counterparty nor any of its subsidiaries has applied, and shall not until after the first date on which no portion of the Transaction remains outstanding following any final exercise and settlement, cancellation or early termination of the Transaction, apply for a loan, loan guarantee, direct loan (as that term is defined in the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”)) or other investment, or receive any financial assistance or relief under any program or facility (collectively “Financial Assistance”) that (I) is established under applicable law (whether in existence as of the Trade

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Date or subsequently enacted, adopted or amended), including without limitation the CARES Act and the Federal Reserve Act, as amended, and (II) (X) requires under applicable law (or any regulation, guidance, interpretation or other pronouncement of a governmental authority with jurisdiction for such program or facility) as a condition of such Financial Assistance, that Counterparty comply with any requirement not to, or otherwise agree, attest, certify or warrant that it has not, as of the date specified in such condition, repurchased, or will not repurchase, any equity security of Issuer, and that it has not, as of the date specified in the condition, made a capital distribution or will make a capital distribution, or (Y) where the terms of the Transaction would cause Counterparty under any circumstance to fail to satisfy any condition for application for or receipt or retention of the Financial Assistance (collectively “Restricted Financial Assistance”), other than any such applications for Restricted Financial Assistance that were (or would be) made (x) determined based on the advice of outside counsel of national standing that the terms of the Transaction would not cause Counterparty to fail to satisfy any condition for application for or receipt or retention of such Financial Assistance based on the terms of the program or facility as of the date of such advice or (y) after delivery to Dealer evidence or other guidance from a governmental authority with jurisdiction for such program or facility that the Transaction is permitted under such program or facility (either by specific reference to the Transaction or by general reference to transactions with the attributes of the Transaction in all relevant respects).

Physical Settlement:	If Physical Settlement is applicable, then Counterparty shall deliver to Dealer through the Clearance System a number of Shares equal to the Settlement Shares for the related Settlement Date, and Dealer shall pay to Counterparty, by wire transfer of immediately available funds to an account designated by Counterparty, an amount equal to the Physical Settlement Amount for such Settlement Date, on a delivery versus payment basis. If, on any Settlement Date, the Shares to be delivered by Counterparty to Dealer hereunder are not so delivered (the “Deferred Shares”), and a Forward Price Reduction Date occurs during the period from, and including, such Settlement Date to, but excluding, the date such Shares are actually delivered to Dealer, then the portion of the Physical Settlement Amount payable by Dealer to Counterparty in respect of the Deferred Shares shall be reduced by an amount equal to the Forward Price Reduction Amount for such Forward Price Reduction Date, multiplied by the number of Deferred Shares.

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Physical Settlement Amount:	For any Settlement Date for which Physical Settlement is applicable, an amount in cash equal to the product of (a) the Forward Price in effect on the relevant Settlement Date multiplied by (b) the Settlement Shares for such Settlement Date.

Cash Settlement:	On any Settlement Date in respect of which Cash Settlement applies, (i) if the Cash Settlement Amount is a positive number, Dealer will pay the Cash Settlement Amount to Counterparty, and (ii) if the Cash Settlement Amount is a negative number, Counterparty will pay the absolute value of the Cash Settlement Amount to Dealer. Such amounts shall be paid on such Settlement Date by wire transfer of immediately available funds to an account designated by the relevant party.

Cash Settlement Amount:	An amount determined by the Calculation Agent equal to:

(a)   (i)(A) the weighted average (weighted on the same basis as clause (B)) of the Forward Prices on each day during the applicable Unwind Period (calculated assuming no reduction to the Forward Price for any Forward Price Reduction Date that occurs during such Unwind Period, which is accounted for in clause (b) below), minus a commercially reasonable commission related to Dealer’s purchase of Shares in connection with the unwind of its commercially reasonable hedge position, to repurchase each Settlement Share, not to exceed USD 0.02, minus (B) the weighted average price (the “Unwind Purchase Price”) at which Dealer purchases Shares during the Unwind Period to unwind its hedge with respect to the portion of the Number of Shares to be settled during the Unwind Period (including, for the avoidance of doubt, purchases on any Disrupted Day in part) assuming Dealer has a commercially reasonable hedge position and is purchasing Shares in a commercially reasonable manner at prices that reflect prevailing market prices for the Shares, taking into account Shares anticipated to be delivered or received if Net Share Settlement applies, and the restrictions of Rule 10b-18 agreed to hereunder, multiplied by (ii) the Settlement Shares for the relevant Settlement Date; minus

(b)   the product of (i) the Forward Price Reduction Amount for any Forward Price Reduction Date that occurs during such Unwind Period and (ii) the number of Settlement Shares for such Settlement Date with respect to which Dealer has not unwound its hedge (assuming Dealer has a commercially reasonable hedge position and unwinds its hedge position in a commercially reasonable manner), including the settlement of such unwinds, as of such Forward Price Reduction Date.

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Net Share Settlement:	On any Settlement Date in respect of which Net Share Settlement applies, if the Cash Settlement Amount is a (i) positive number, Dealer shall deliver a number of Shares to Counterparty equal to the Net Share Settlement Shares, or (ii) negative number, Counterparty shall deliver a number of Shares to Dealer equal to the Net Share Settlement Shares; provided that, if Dealer determines in its reasonable judgment that it would be required to deliver Net Share Settlement Shares to Counterparty, Dealer may elect to deliver a portion of such Net Share Settlement Shares on one or more dates prior to the applicable Settlement Date.

Net Share Settlement Shares:	With respect to a Settlement Date, the absolute value of the Cash Settlement Amount divided by the Unwind Purchase Price, with the number of Shares rounded up in the event such calculation results in a fractional number.

Unwind Period:	The period from and including the first Exchange Business Day following the date Counterparty validly elects Cash Settlement or Net Share Settlement in respect of a Settlement Date through the second Scheduled Trading Day preceding such Settlement Date, subject to “Termination Settlement” as described in Paragraph 7(g) below.

Failure to Deliver:	Applicable if Dealer is required to deliver Shares hereunder; otherwise, Not Applicable.

Share Cap:	Notwithstanding any other provision of this Confirmation, in no event will Counterparty be required to deliver to Dealer on any Settlement Date, whether pursuant to Physical Settlement, Net Share Settlement or any Private Placement Settlement, a number of Shares in excess of (i) two times the Initial Number of Shares, subject to adjustment from time to time in accordance with the provisions of this Confirmation or the Equity Definitions, minus (ii) the aggregate number of Shares delivered by Counterparty to Dealer hereunder prior to such Settlement Date.

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Adjustments:

Method of Adjustment:	Calculation Agent Adjustment. Section 11.2(e) of the Equity Definitions is hereby amended by deleting clauses (iii) and (v) thereof. For the avoidance of doubt, the declaration or payment of a cash dividend will not constitute a Potential Adjustment Event.

Additional Adjustment:	If, in Dealer’s commercially reasonable judgment, the actual cost to Dealer (or an affiliate of Dealer), over any 10 consecutive Scheduled Trading Day period, of borrowing a number of Shares equal to the Number of Shares to hedge in a commercially reasonable manner its exposure to this Transaction exceeds a weighted average rate equal to [ ● ] basis points per annum, the Calculation Agent shall reduce the Forward Price to compensate Dealer for the amount by which such cost exceeded a weighted average rate equal to [ ● ] basis points per annum during such period. The Calculation Agent shall notify Counterparty prior to making any such adjustment to the Forward Price.

Extraordinary Events:	In lieu of the applicable provisions contained in Article 12 of the Equity Definitions, the consequences of any Extraordinary Event (including, for the avoidance of doubt, any Merger Event, Tender Offer, Nationalization, Insolvency, Delisting, or Change In Law) shall be as specified below under the headings “Acceleration Events” and “Termination Settlement” in Paragraphs 7(f) and 7(g), respectively. Notwithstanding anything to the contrary herein or in the Equity Definitions, no Additional Disruption Event will be applicable except to the extent expressly referenced in Paragraph 7(f)(iv) below. The definition of “Tender Offer” in Section 12.1(d) of the Equity Definitions is hereby amended by replacing “10%” with “15%.”

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Dividends:	No adjustment shall be made if, on any day occurring after the Trade Date, Counterparty declares a distribution, issue or dividend to existing holders of the Shares of (i) any cash dividend (other than an Extraordinary Dividend) to the extent all cash dividends having an ex-dividend date during the period from and including any Forward Price Reduction Date (with the Trade Date being a Forward Price Reduction Date for purposes of this clause (i) only) to but excluding the next subsequent Forward Price Reduction Date differs from, on a per Share basis, the Forward Price Reduction Amount set forth opposite the first date of any such period on Schedule I, (ii) share capital or securities of another issuer acquired or owned (directly or indirectly) by Counterparty as a result of a spin-off or other similar transaction or (iii) any other type of securities (other than Shares), rights or warrants or other assets, for payment (cash or other consideration) at less than the prevailing market price as determined by Dealer.

Non-Reliance:	Applicable

Agreements and Acknowledgments:

Regarding Hedging Activities:	Applicable

Additional Acknowledgments:	Applicable

Transfer:	Notwithstanding anything to the contrary herein or in the Agreement, Dealer may assign, transfer and set over all rights, title and interest, powers, obligations, privileges and remedies of Dealer under this Transaction, in whole or in part, to (A) an affiliate of Dealer[ Parent], whose obligations hereunder are fully and unconditionally guaranteed by Dealer[ or Dealer Parent], or (B) any other affiliate of Dealer[ Parent] with a long-term issuer rating equal to or better than the credit rating of Dealer[ or Dealer Parent] at the time of transfer without the consent of Counterparty; provided that, (i) at the time of such assignment or transfer, Counterparty would not, as a result of such assignment or transfer, designation or delegation, reasonably be expected at any time (A) to be required to pay (including a payment in kind) to Dealer or such transferee or assignee or designee an amount in respect of an Indemnifiable Tax greater than the amount Counterparty would have been required to pay to Dealer in the absence of such assignment, transfer, designation or delegation, or (B) to receive a payment (including a payment in kind) after such assignment or transfer that is less than the amount Counterparty would have received, as a result of an amount being deducted or withheld for or on account of a Tax under Section 2(d)(i) of the Agreement, than if the payment were made immediately prior to such assignment or transfer, (ii) prior to such assignment or transfer, Dealer shall have caused the assignee, transferee, or designee to make such Payee Tax Representations and to provide such tax documentation as may be reasonably requested by Counterparty to permit Counterparty to determine that the transfer complies with the requirements of clause (i) in this paragraph, and (iii) at all times, Dealer or any transferee or assignee or other recipient of rights, title and interest, powers, obligations, privileges and remedies shall be eligible to provide a U.S. Internal Revenue Service Form W-9 or W-8ECI, or any successor thereto, with respect to any payments or deliveries under the Agreement.

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3. Calculation Agent:	Dealer whose judgments, determinations and calculations shall be made in good faith and in a commercially reasonable manner; provided that, following the occurrence and during the continuance of an Event of Default of the type described in Section 5(a)(vii) of the Agreement with respect to which Dealer is the sole Defaulting Party, if the Calculation Agent fails to timely make any calculation, adjustment or determination required to be made by the Calculation Agent hereunder or to perform any obligation of the Calculation Agent hereunder and such failure continues for five Exchange Business Days following notice to the Calculation Agent by Counterparty of such failure, Counterparty shall have the right to designate a nationally recognized third-party dealer in over-the-counter corporate equity derivatives to act, during the period commencing on the date such Event of Default occurred and ending on the Early Termination Date with respect to such Event of Default, as the Calculation Agent. Following any determination or calculation by the Calculation Agent hereunder, upon a written request by Counterparty, the Calculation Agent shall promptly (but in any event within five Scheduled Trading Days) provide to Counterparty by e-mail to the e-mail address provided by Counterparty in such request a report (in a commonly used file format for the storage and manipulation of financial data) displaying in reasonable detail the basis for such determination or calculation (including any assumptions used in making such determination or calculation), it being understood that the Calculation Agent shall not be obligated to disclose any proprietary or confidential models or other proprietary or confidential information used by it for such determination or calculation.

4. Account Details:

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(a) Account for delivery of Shares to Dealer:	To be furnished

(b) Account for delivery of Shares to Counterparty:	To be furnished

(c) Account for payments to Counterparty:	To be advised under separate cover or telephone confirmed prior to each Settlement Date

(d) Account for payments to Dealer:	To be advised under separate cover or telephone confirmed prior to each Settlement Date

5. Offices:

The Office of Counterparty for the Transaction is: Inapplicable, Counterparty is not a Multibranch Party

The Office of Dealer for the Transaction is: [Charlotte][New York][ ● ]

6. Notices: For purposes of this Confirmation:

(a) Address for notices or communications to Counterparty:

Federal Realty Investment Trust

909 Rose Avenue

Suite 200

North Bethesda, Maryland 20852

Attention: [ ● ]

(b) Address for notices or communications to Dealer:

[ ● ]

7. Other Provisions:

(a) Conditions to Effectiveness. This Transaction shall be effective if and only if Shares are sold by the Agent acting as forward seller for Dealer on or after the Trade Date and on or before the Hedge Completion Date pursuant to the Equity Distribution Agreement. If the Equity Distribution Agreement is terminated prior to any such sale of Shares thereunder, the parties shall have no further obligations in connection with this Transaction, other than in respect of breaches of representations or covenants on or prior to such date. For the avoidance of doubt, if the Equity Distribution Agreement is terminated prior to the Hedge Completion Date, this Transaction shall remain effective with respect to any Shares that had been sold by the Agent acting as forward seller for Dealer on or after the Trade Date and prior to such termination.

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(b) Equity Distribution Agreement Representations, Warranties and Covenants. On the Trade Date and on each date on which Dealer or its affiliates makes a sale pursuant to a prospectus in connection with a hedge of this Transaction, Counterparty repeats and reaffirms as of such date all of the representations and warranties contained in the Equity Distribution Agreement. Counterparty hereby agrees to comply with its covenants contained in the Equity Distribution Agreement as if such covenants were made in favor of Dealer.

(c) Interpretive Letter. Counterparty agrees and acknowledges that this Transaction is being entered into in accordance with the October 9, 2003 interpretive letter from the staff of the Securities and Exchange Commission to Goldman, Sachs & Co. (the “Interpretive Letter”) and agrees to take all actions, and to omit to take any actions, reasonably requested by Dealer for this Transaction to comply with the Interpretive Letter. Without limiting the foregoing, Counterparty agrees that neither it nor any “affiliated purchaser” (as defined in Regulation M (“Regulation M”) promulgated under the Exchange Act) will, directly or indirectly, bid for, purchase or attempt to induce any person to bid for or purchase, the Shares or securities that are convertible into, or exchangeable or exercisable for, Shares during any “restricted period” as such term is defined in Regulation M. In addition, Counterparty represents that it is eligible to conduct a primary offering of Shares on Form S-3, the offering contemplated by the Equity Distribution Agreement complies with Rule 415 under the Securities Act, and the Shares are “actively traded” as defined in Rule 101(c)(1) of Regulation M.

(d) Agreements and Acknowledgments Regarding Shares.

(i) Counterparty agrees and acknowledges that, in respect of any Shares delivered to Dealer hereunder, such Shares shall be newly issued (unless mutually agreed otherwise by the parties) and, upon such delivery, duly and validly authorized, issued and outstanding, fully paid and nonassessable, free of any lien, charge, claim or other encumbrance and not subject to any preemptive or similar rights and shall, upon such issuance, be accepted for listing or quotation on the Exchange.

(ii) Counterparty agrees and acknowledges that Dealer (or an affiliate of Dealer) will hedge its exposure to this Transaction by selling Shares borrowed from third party securities lenders or other Shares pursuant to a registration statement, and that, pursuant to the terms of the Interpretive Letter, the Shares up to the Initial Number of Shares delivered, pledged or loaned by Counterparty to Dealer (or an affiliate of Dealer) in connection with this Transaction may be used by Dealer (or an affiliate of Dealer) to return to securities lenders without further registration or other restrictions under the Securities Act, in the hands of those securities lenders,

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irrespective of whether such securities loan is effected by Dealer or an affiliate of Dealer. Accordingly, subject to Paragraph 7(h) below, Counterparty agrees that the Shares that it delivers, pledges or loans to Dealer (or an affiliate of Dealer) on or prior to the final Settlement Date will not bear a restrictive legend and that such Shares will be deposited in, and the delivery thereof shall be effected through the facilities of, the Clearance System.

(iii) Counterparty agrees and acknowledges that it has reserved and will keep available at all times, free from preemptive or similar rights and free from any lien, charge, claim or other encumbrance, authorized but unissued Shares at least equal to the Share Cap, solely for the purpose of settlement under this Transaction.

(iv) Unless the provisions set forth below under “Private Placement Procedures” are applicable, Dealer agrees to use any Shares delivered by Counterparty hereunder on any Settlement Date to return to securities lenders to close out open securities loans created by Dealer or an affiliate of Dealer in the course of Dealer’s or such affiliate’s hedging activities related to Dealer’s exposure under this Transaction.

(v) In connection with bids and purchases of Shares in connection with any Cash Settlement or Net Share Settlement of this Transaction, Dealer shall use its good faith efforts to conduct its activities, or cause its affiliates to conduct their activities, in a manner consistent with the requirements of the safe harbor provided by Rule 10b-18, as if such provisions were applicable to such purchases and any analogous purchases under any Additional Transaction, taking into account any applicable Securities and Exchange Commission no action letters, as appropriate.

(e) Additional Representations and Agreements of Counterparty. Counterparty represents, warrants and agrees as follows:

(i) Counterparty represents to Dealer on the Trade Date and on any date that Counterparty notifies Dealer that Cash Settlement or Net Share Settlement applies to this Transaction, that (A) Counterparty is not aware of any material nonpublic information regarding Counterparty or the Shares, (B) each of its filings under the Securities Act, the Exchange Act or other applicable securities laws that are required to be filed have been filed and that, as of the date of this representation, when considered as a whole (with the more recent such filings deemed to amend inconsistent statements contained in any earlier such filings), there is no misstatement of material fact contained therein or omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and (C) Counterparty is not entering into this Confirmation nor making any election hereunder to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act. In addition to any other

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requirement set forth herein, Counterparty agrees not to designate, or to appropriately rescind or modify a prior designation of, any Settlement Date if it is notified by Dealer that, in the reasonable determination of Dealer, based on advice of counsel, such settlement or Dealer’s related market activity in respect of such date would result in a violation of any applicable federal or state law or regulation, including the U.S. federal securities laws.

(ii) It is the intent of Dealer and Counterparty that following any election of Cash Settlement or Net Share Settlement by Counterparty, the purchase of Shares by Dealer during any Unwind Period shall comply with the requirements of Rule 10b5-l(c)(l)(i)(B) under the Exchange Act and that this Confirmation shall be interpreted to comply with the requirements of Rule 10b5-l(c) under the Exchange Act. Counterparty acknowledges that (i) during any Unwind Period Counterparty shall not have, and shall not attempt to exercise, any influence over how, when or whether to effect purchases of Shares by Dealer (or its agent or affiliate) in connection with this Confirmation and (ii) Counterparty is entering into the Agreement and this Confirmation in good faith and not as part of a plan or scheme to evade compliance with federal securities laws including, without limitation, Rule 10b-5 under the Exchange Act.

(iii) Counterparty shall, at least one day prior to the first day of any Unwind Period, notify Dealer of the total number of Shares purchased in Rule 10b-18 purchases of blocks pursuant to the once-a-week block exception contained in Rule 10b-18(b)(4) by or for Counterparty or any of its affiliated purchasers during each of the four calendar weeks preceding the first day of the Unwind Period and during the calendar week in which the first day of the Unwind Period occurs (“Rule 10b-18 purchase”, “blocks” and “affiliated purchaser” each being used as defined in Rule 10b-18).

(iv) During any Unwind Period, Counterparty shall (i) notify Dealer prior to the opening of trading in the Shares on any day on which Counterparty makes, or reasonably expects in advance of the opening to be made, any public announcement (as defined in Rule 165(f) under the Securities Act) of any merger, acquisition, or similar transaction involving a recapitalization relating to Counterparty (other than any such transaction in which the consideration consists solely of cash and there is no valuation period), (ii) promptly notify Dealer following any such announcement that such announcement has been made, and (iii) promptly deliver to Dealer following the making of any such announcement information indicating (A) Counterparty’s average daily Rule 10b-18 purchases (as defined in Rule 10b-18) during the three full calendar months preceding the date of the announcement of such transaction and (B) Counterparty’s block purchases (as defined in Rule 10b-18) effected pursuant to Rule 10b-18(b)(4) during the three full calendar months preceding the date of the announcement of such transaction. In addition, Counterparty shall promptly notify Dealer of the earlier to occur of the completion of such transaction and the completion of the vote by target shareholders.

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(v) Neither Counterparty nor any of its affiliated purchasers (within the meaning of Rule 10b-18) shall take or refrain from taking any action (including, without limitation, any direct purchases by Counterparty or any of its affiliates, or any purchases by a party to a derivative transaction with Counterparty or any of its affiliates), either under this Confirmation, under an agreement with another party or otherwise, that Counterparty reasonably believes to cause any purchases of Shares by Dealer or any of its affiliates in connection with any Cash Settlement or Net Share Settlement of this Transaction not to meet the requirements of the safe harbor provided by Rule 10b-18 determined as if all such foregoing purchases were made by Counterparty.

(vi) Counterparty will not engage in any “distribution” (as defined in Regulation M), other than a distribution meeting, in each case, the requirements of an exception set forth in each of Rules 101(b) and 102(b) of Regulation M that would cause a “restricted period” (as defined in Regulation M) to occur during any Unwind Period.

(vii) Counterparty is not, and after giving effect to the transactions contemplated hereby will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(viii) Counterparty is not insolvent, nor will Counterparty be rendered insolvent as a result of this Transaction or its performance of the terms hereof.

(ix) Without limiting the generality of Section 13.1 of the Equity Definitions, Counterparty acknowledges that Dealer is not making any representations or warranties or taking any position or expressing any view with respect to the treatment of this Transaction under any accounting standards including ASC Topic 260, Earnings Per Share, ASC Topic 815, Derivatives and Hedging, or ASC Topic 480, Distinguishing Liabilities from Equity and ASC 815-40, Derivatives and Hedging – Contracts in Entity’s Own Equity (or any successor issue statements) or under FASB’s Liabilities & Equity Project.

(x) Counterparty understands that no obligations of Dealer to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of Dealer or any governmental agency.

(xi) To Counterparty’s actual knowledge, no federal, state or local (including non-U.S. jurisdictions) law, rule, regulation or regulatory order applicable to the Shares would give rise to any reporting, consent, registration or other requirement (including without limitation a requirement to obtain prior approval from any person or entity) as a result of Dealer or its affiliates owning or holding (however defined) Shares, other than Sections 13 and 16 of the Exchange Act or Article VII of Counterparty’s Declaration of Trust, as amended and supplemented from time the time (the “Charter”); provided that Counterparty makes no representation or warranty regarding any such requirement that is applicable generally to the ownership of equity securities by Dealer or its affiliates solely as a result of their being a financial institution or broker-dealer.

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(xii) No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the execution, delivery and performance by Counterparty of this Confirmation and the consummation of this Transaction (including, without limitation, the issuance and delivery of Shares on any Settlement Date) except (i) such as have been obtained or made under the Securities Act and (ii) as may be required to be obtained or made under state securities laws.

(xiii) Counterparty (i) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of entering into this Transaction; (ii) has consulted with its own legal, financial, accounting and tax advisors in connection with this Transaction; and (iii) is entering into this Transaction for a bona fide business purpose.

(xiv) Counterparty will, by the next succeeding Scheduled Trading Day notify Dealer upon obtaining knowledge of the occurrence of any event that would constitute an Event of Default, a Potential Event of Default or a Potential Adjustment Event.

(xv) Ownership positions of Counterparty’s common stock held by Dealer or any of its affiliates solely in its capacity as a nominee or fiduciary (where Dealer and such affiliates have no economic interest in such positions) do not constitute “ownership” by Dealer, and Dealer shall not be deemed or treated as the beneficial or constructive “owner” of such positions, in each case, for purposes of Article VII of the Charter, except for purposes of Section 7.2.4 thereof.

(xvi) Counterparty (i) is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies involving a security or securities; (ii) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing; and (iii) has total assets of at least USD 50 million as of the date hereof.

(f) Acceleration Events. Each of the following events shall constitute an “Acceleration Event”:

(i) Stock Borrow Event. In the commercially reasonable judgment of Dealer, Dealer (or an affiliate of Dealer) (A) is not able to hedge in a commercially reasonable manner its exposure under this Transaction because insufficient Shares are made available for borrowing by securities lenders or (B) would incur a cost to borrow (or to maintain a borrow of) Shares to hedge in a commercially reasonable manner its exposure under this Transaction that is greater than a rate equal to [ ● ] basis points per annum (each, a “Stock Borrow Event”);

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(ii) Dividends and Other Distributions. On any day occurring after the Trade Date, Counterparty declares a distribution, issue or dividend to existing holders of the Shares of (A) any cash dividend (other than an Extraordinary Dividend) to the extent all cash dividends having an ex-dividend date during the period from, and including, any Forward Price Reduction Date (with the Trade Date being a Forward Price Reduction Date for purposes of this paragraph (ii) only) to, but excluding, the next subsequent Forward Price Reduction Date exceeds, on a per Share basis, the Forward Price Reduction Amount set forth opposite the first date of any such period on Schedule I, (B) any Extraordinary Dividend, (C) any share capital or other securities of another issuer acquired or owned (directly or indirectly) by Counterparty as a result of a spin-off or other similar transaction or (D) any other type of securities (other than Shares), rights or warrants or other assets, in any case for payment (cash or other consideration) at less than the prevailing market price, as determined in a commercially reasonable manner by Dealer; “Extraordinary Dividend” means any dividend or distribution (that is not an ordinary cash dividend) declared by the Issuer with respect to the Shares that, in the commercially reasonable determination of Dealer, is (1) a dividend or distribution declared on the Shares at a time at which the Issuer has not previously declared or paid dividends or distributions on such Shares for the prior four quarterly periods, (2) a payment or distribution by the Issuer to holders of Shares that the Issuer announces will be an “extraordinary” or “special” dividend or distribution, (3) a payment by the Issuer to holders of Shares out of the Issuer’s capital and surplus or (4) any other “special” dividend or distribution on the Shares that is, by its terms or declared intent, outside the normal course of operations or normal dividend policies or practices of the Issuer;

(iii) ISDA Termination. Either Dealer or Counterparty has the right to designate an Early Termination Date pursuant to Section 6 of the Agreement, in which case, except as otherwise specified herein and except as a result of an Event of Default under Section 5(a)(i) of the Agreement, the provisions of Paragraph 7(g) below shall apply in lieu of the consequences specified in Section 6 of the Agreement;

(iv) Other ISDA Events. An Announcement Date occurs in respect of any Merger Event, Tender Offer, Nationalization, Insolvency, Delisting or the occurrence of any Hedging Disruption or Change in Law; provided that, in case of a Delisting, in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it will also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or their respective successors); provided, further, that (i) the definition of “Change in Law” provided in Section 12.9(a)(ii) of the Equity Definitions is hereby amended by (A) replacing the phrase “the

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interpretation” in the third line thereof with the phrase “or announcement or statement of the formal or informal interpretation” and (B) immediately following the word “Transaction” in clause (X) thereof, adding the phrase “in the manner contemplated by Dealer on the Trade Date” and (ii) any determination as to whether (A) the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law) or (B) the promulgation of or any change in or announcement or statement of the formal or informal interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), in each case, constitutes a “Change in Law” shall be made without regard to Section 739 of the Wall Street Transparency and Accountability Act of 2010 (the “WSTAA”) or any similar provision in any legislation enacted on or after the Trade Date; or

(v) Ownership Event. In the good faith judgment of Dealer, on any day, the Share Amount for such day exceeds the Post-Effective Limit for such day (if any applies) (each, an “Ownership Event”). For purposes of this clause (v), the “Share Amount” as of any day is the number of Shares that Dealer and any person whose ownership position would be aggregated with that of Dealer (Dealer or any such person, a “Dealer Person”) under any law, rule, regulation or regulatory order or Counterparty constituent document that for any reason is, or after the Trade Date becomes, applicable to ownership of Shares (“Applicable Provisions”), owns, beneficially owns, constructively owns, controls, holds the power to vote or otherwise meets a relevant definition of ownership of under the Applicable Provisions, as determined by Dealer in its reasonable discretion. The “Post-Effective Limit” means (x) the minimum number of Shares that would give rise to reporting or registration obligations (except for any filing requirements on Form 13F, Schedule 13D or Schedule 13G under the Exchange Act, in each case, as in effect on the Trade Date) or other requirements (including obtaining prior approval from any person or entity) of a Dealer Person, or would result in an adverse effect on a Dealer Person, under the Applicable Provisions, as determined by Dealer in its reasonable discretion, minus (y) 1.0% of the number of Shares outstanding.

(g) Termination Settlement. Upon the occurrence of any Acceleration Event, Dealer shall have the right to designate, upon at least one Scheduled Trading Day’s notice, any Scheduled Trading Day following such occurrence to be a Settlement Date hereunder (a “Termination Settlement Date”) to which Physical Settlement shall apply, and to select the number of Settlement Shares relating to such Termination Settlement Date; provided that (i) in the case of an Acceleration Event arising out of an Ownership Event, the number of Settlement Shares so designated by Dealer shall not exceed the number of Shares necessary to reduce the Share Amount to reasonably below the Post-Effective Limit and (ii) in the case of an Acceleration Event arising out of a Stock Borrow Event, the number of Settlement Shares so designated by Dealer shall not exceed the number of Shares as to which such Stock Borrow Event exists. If, upon designation of a Termination Settlement Date by Dealer pursuant to the preceding sentence, Counterparty fails to deliver the

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Settlement Shares relating to such Termination Settlement Date when due or otherwise fails to perform obligations within its control in respect of this Transaction, it shall be an Event of Default with respect to Counterparty and Section 6 of the Agreement shall apply. If an Acceleration Event occurs during an Unwind Period relating to a number of Settlement Shares to which Cash Settlement or Net Share Settlement applies, then on the Termination Settlement Date relating to such Acceleration Event, notwithstanding any election to the contrary by Counterparty, Cash Settlement or Net Share Settlement shall apply to the portion of the Settlement Shares relating to such Unwind Period as to which Dealer has unwound its hedge (assuming that Dealer has a commercially reasonable hedge and unwinds its hedge in a commercially reasonable manner) and Physical Settlement shall apply in respect of (x) the remainder (if any) of such Settlement Shares and (y) the Settlement Shares designated by Dealer in respect of such Termination Settlement Date. If an Acceleration Event occurs after Counterparty has designated a Settlement Date to which Physical Settlement applies but before the relevant Settlement Shares have been delivered to Dealer, then Dealer shall have the right to cancel such Settlement Date and designate a Termination Settlement Date in respect of such Shares pursuant to the first sentence hereof. Notwithstanding the foregoing, in the case of a Nationalization or Merger Event, if at the time of the related Relevant Settlement Date the Shares have changed into cash or any other property or the right to receive cash or any other property, the Calculation Agent shall adjust the nature of the Shares as it determines appropriate to account for such change such that the nature of the Shares is consistent with what shareholders receive in such event. If Dealer designates a Termination Settlement Date as a result of an Acceleration Event caused by an excess dividend of the type described in Paragraph 7(f)(ii), no adjustments(s) shall be made to the terms of this contract to account for the amount of such excess dividend.

(h) Private Placement Procedures. If Counterparty is unable to comply with the provisions of sub-paragraph (ii) of “Agreements and Acknowledgments Regarding Shares” above because of a change in law or a change in the policy of the Securities and Exchange Commission or its staff, or Dealer otherwise determines that in its reasonable opinion any Shares to be delivered to Dealer by Counterparty may not be freely returned by Dealer or its affiliates to securities lenders as described under such sub-paragraph (ii) or otherwise constitute “restricted securities” as defined in Rule 144 under the Securities Act, then delivery of any such Shares (the “Restricted Shares”) shall be effected as provided below, unless waived by Dealer.

(i) If Counterparty delivers the Restricted Shares pursuant to this clause (i) (a “Private Placement Settlement”), then delivery of Restricted Shares by Counterparty shall be effected in accordance with private placement procedures customary for private placements of equity securities of substantially similar size with respect to such Restricted Shares reasonably acceptable to Dealer; provided that Counterparty may not elect a Private Placement Settlement if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to Section 4(a)(2) of the Securities Act for the sale by Counterparty to Dealer (or any affiliate designated by Dealer) of the Restricted

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Shares or the exemption pursuant to Section 4(a)(1) or Section 4(a)(3) of the Securities Act for resales of the Restricted Shares by Dealer (or any such affiliate of Dealer), and if Counterparty fails to deliver the Restricted Shares when due or otherwise fails to perform obligations within its control in respect of a Private Placement Settlement, it shall be an Event of Default with respect to Counterparty and Section 6 of the Agreement shall apply. The Private Placement Settlement of such Restricted Shares shall include customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to Dealer, due diligence rights (for Dealer or any designated buyer of the Restricted Shares by Dealer), opinions and certificates, and such other documentation as is customary for private placement agreements of equity securities of a substantially similar size, all reasonably acceptable to Dealer. In the case of a Private Placement Settlement, Dealer shall, in its good faith discretion, adjust the amount of Restricted Shares to be delivered to Dealer hereunder in a commercially reasonable manner to reflect the fact that such Restricted Shares may not be freely returned to securities lenders by Dealer and may only be saleable by Dealer at a discount to reflect the lack of liquidity in Restricted Shares. Notwithstanding the Agreement or this Confirmation, the date of delivery of such Restricted Shares shall be the Clearance System Business Day following notice by Dealer to Counterparty of the number of Restricted Shares to be delivered pursuant to this clause (i). For the avoidance of doubt, delivery of Restricted Shares shall be due as set forth in the previous sentence and not be due on the date that would otherwise be applicable.

(ii) If Counterparty delivers any Restricted Shares in respect of this Transaction, Counterparty agrees that (A) such Shares may be transferred by and among Dealer and its affiliates and (B) after the minimum “holding period” within the meaning of Rule 144(d) under the Securities Act has elapsed, Counterparty shall promptly remove, or cause the transfer agent for the Shares to remove, any legends referring to any transfer restrictions from such Shares upon delivery by Dealer (or such affiliate of Dealer) to Counterparty or such transfer agent of any seller’s and broker’s representation letters customarily delivered by Dealer or its affiliates in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, each without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by Dealer (or such affiliate of Dealer).

(i) Indemnity. Counterparty agrees to indemnify Dealer and its affiliates and their respective directors, officers, employees, agents and controlling persons (Dealer and each such affiliate or person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint and several, incurred by or asserted against such Indemnified Party arising out of, in connection with, or relating to, any breach of any covenant or representation made by Counterparty in this Confirmation or the Agreement and will reimburse any Indemnified Party for all reasonable expenses (including reasonable legal fees and expenses) as they are incurred in connection with the investigation of,

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preparation for, or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto, except to the extent determined in a final and nonappealable judgment by a court of competent jurisdiction to have resulted from Dealer’s gross negligence, fraud, bad faith and/or willful misconduct or from a breach of any representation or covenant of Dealer contained in this Confirmation or the Agreement. The foregoing provisions shall survive any termination or completion of the Transaction.

(j) Waiver of Trial by Jury. COUNTERPARTY AND DEALER HEREBY IRREVOCABLY WAIVE (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION OR THE ACTIONS OF DEALER OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(k) Governing Law/Jurisdiction. This Confirmation and any claim, controversy or dispute arising under or related to this Confirmation shall be governed by the laws of the State of New York without reference to the conflict of laws provisions thereof. The parties hereto irrevocably submit to the exclusive jurisdiction of the courts of the State of New York and the United States Court for the Southern District of New York in connection with all matters relating hereto and waive any objection to the laying of venue in, and any claim of inconvenient forum with respect to, these courts.

(l) Designation by Dealer. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Dealer to purchase, sell, receive or deliver any Shares or other securities to or from Counterparty, Dealer may designate any of its affiliates to purchase, sell, receive or deliver such Shares or other securities and otherwise to perform Dealer’s obligations in respect of the Transaction and any such designee may assume such obligations. Dealer shall be discharged of its obligations to Counterparty only to the extent of any such performance.

(m) Insolvency Filing. Notwithstanding anything to the contrary herein, in the Agreement or in the Equity Definitions, upon any Insolvency Filing or other proceeding under the Bankruptcy Code in respect of the Issuer, this Transaction shall automatically terminate on the date thereof without further liability of either party to this Confirmation to the other party (except for any liability in respect of any breach of representation or covenant by a party under this Confirmation prior to the date of such Insolvency Filing or other proceeding), it being understood that this Transaction is a contract for the issuance of Shares by the Issuer.

(n) Disclosure. Effective from the date of commencement of discussions concerning the Transaction, each of Dealer and Counterparty and each of their employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) relating to such tax treatment and tax structure.

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(o) Right to Extend. Dealer may postpone any Settlement Date or any other date of valuation or delivery, with respect to some or all of the relevant Settlement Shares, if Dealer determines, based on advice of counsel, that such extension is reasonably necessary or appropriate to enable Dealer to effect purchases of Shares in connection with its hedging activity hereunder in a manner that would, if Dealer were Counterparty or an affiliated purchaser of Counterparty, be in compliance with applicable legal and regulatory requirements.

(p) Counterparty Share Repurchases. Counterparty agrees not to repurchase, directly or indirectly, any Shares if, immediately following such purchase, the Outstanding Share Percentage would be equal to or greater than [4.5]%. The “Outstanding Share Percentage” as of any day is the fraction (1) the numerator of which is the aggregate of the Number of Shares for this Transaction and the “Number of Shares” (as defined in the applicable Additional Confirmation) under any outstanding Additional Transactions and (2) the denominator of which is the number of Shares outstanding on such day.

(q) Limit on Beneficial Ownership. Notwithstanding any other provisions hereof, Dealer shall not have the right to acquire Shares hereunder and Dealer shall not be entitled to take delivery of any Shares hereunder (in each case, whether in connection with the purchase of Shares on any Settlement Date or any Termination Settlement Date, any Private Placement Settlement or otherwise) to the extent (but only to the extent) that, after such receipt of any Shares hereunder, (i) the Share Amount would exceed the Post-Effective Limit, (ii) Dealer and each person subject to aggregation of Shares with Dealer under Section 13 or Section 16 of the Exchange Act and the rules promulgated thereunder (including all persons who may form a “group” within the meaning of Rule 13d-5(b)(1) under the Exchange Act) (collectively, the “Dealer Group”) would directly or indirectly beneficially own (as such term is defined for purposes of Section 13 or Section 16 of the Exchange Act and the rules promulgated thereunder) in excess of 4.9% of the then outstanding Shares (the “Threshold Number of Shares”), (iii) Dealer would hold 5% or more of the number of Shares of Counterparty’s outstanding common stock or 5% or more of Counterparty’s outstanding voting power (the “Exchange Limit”) or (iv) such acquisition would result in a violation of any restriction on ownership or transfer set forth in Article VII of the Charter (the “Counterparty Stock Ownership Restrictions”). Any purported delivery hereunder shall be void and have no effect to the extent (but only to the extent) that, after such delivery, (i) the Share Amount would exceed the Post-Effective Limit, (ii) the Dealer Group would directly or indirectly so beneficially own in excess of the Threshold Number of Shares, (iii) Dealer would directly or indirectly hold in excess of the Exchange Limit or (iv) such delivery would result in a violation of the Counterparty Stock Ownership Restrictions. If any delivery owed to Dealer hereunder is not made, in whole or in part, as a result of this provision, Counterparty’s obligation to make such delivery shall not be extinguished and Counterparty shall make such delivery as promptly as practicable after, but in no event later than one Scheduled Trading Day after, Dealer gives notice to Counterparty that, after such delivery, (i) the Share Amount would not exceed the Post-Effective Limit, (ii) the Dealer Group would not directly or indirectly so beneficially own in excess of the Threshold Number of Shares, (iii) Dealer would not directly or indirectly hold in excess of the Exchange Limit and (iv) such delivery would not result in a violation of the Counterparty Stock Ownership Restrictions.

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In addition, notwithstanding anything herein to the contrary, if any delivery owed to Dealer hereunder is not made, in whole or in part, as a result of the immediately preceding paragraph, Dealer shall be permitted to make any payment due in respect of such Shares to Counterparty in two or more tranches that correspond in amount to the number of Shares delivered by Counterparty to Dealer pursuant to the immediately preceding paragraph.

Dealer represents and warrants that, as of the Trade Date, if Dealer received the maximum number of Shares hereunder assuming both (i) Physical Settlement applies and (ii) no restrictions on the delivery of Shares hereunder were applicable, then the Counterparty Stock Ownership Restrictions would not apply so as to limit the number of Shares that Dealer could receive hereunder.

(r) Commodity Exchange Act. Each of Dealer and Counterparty agrees and represents that it is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act, as amended (the “CEA”), the Agreement and this Transaction are subject to individual negotiation by the parties and have not been executed or traded on a “trading facility” as defined in Section 1a(51) of the CEA.

(s) Bankruptcy Status. Subject to Paragraph 7(m) above, Dealer acknowledges and agrees that this Confirmation is not intended to convey to Dealer rights with respect to the transactions contemplated hereby that are senior to the claims of Counterparty’s common stockholders in any U.S. bankruptcy proceedings of Counterparty; provided, however, that nothing herein shall be deemed to limit Dealer’s right to pursue remedies in the event of a breach by Counterparty of its obligations and agreements with respect to this Confirmation and the Agreement; and provided, further, that nothing herein shall limit or shall be deemed to limit Dealer’s rights in respect of any transaction other than this Transaction.

(t) No Collateral or Setoff. Notwithstanding Section 6(f) or any other provision of the Agreement or any other agreement between the parties to the contrary, the obligations of Counterparty hereunder are not secured by any collateral. Obligations in respect of this Transaction shall not be set off against any other obligations of the parties, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and no other obligations of the parties shall be set off against obligations in respect of this Transaction, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and each party hereby waives any such right of setoff, except that set-off solely with respect to amounts payable under this Transaction and any and all Additional Transactions governed by the Agreement shall be permissible.

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(u) Tax Matters.

(i) Payer Tax Representations. For the purpose of Section 3(e) of the Agreement, each of Dealer and Counterparty makes the following representation: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of the Agreement or amounts payable hereunder that may be considered to be interest for U.S. federal income tax purposes) to be made by it to the other party under the Agreement. In making this representation, it may rely on (A) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (B) the satisfaction of the agreement contained in Section 4(a)(i) or Section 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or Section 4(a)(iii) of the Agreement and (C) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, except that it will not be a breach of this representation where reliance is placed on clause (B) above and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(ii) Payee Tax Representations. For the purpose of Section 3(f) of the Agreement:

(1) Dealer makes the following representations:

a.

[(i) It is a national banking association organized and existing under the laws of the United States of America. (ii) It is an exempt recipient under section 1.6049-4(c)(1)(ii)(M) of the United States Treasury Regulations. (iii) It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for U.S. federal income tax purposes.] [It is a limited liability company organized and existing under the laws of the State of Delaware and is treated as a disregarded entity of a New York corporation for U.S. federal income tax purposes.] [It is a national banking association organized or formed under the laws of the United States and is a United States resident for United States federal income tax purposes.] [ ● ]

(2) Counterparty makes the following representations:

a.	It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for U.S. federal income tax purposes.

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b.

It is a real estate investment trust for U.S. federal income tax purposes and is organized under the laws of the State of Maryland, and is an exempt recipient under section 1.6049-4(c)(1)(ii)(J) of the United States Treasury Regulations.

(iii) Withholding Tax imposed on payments to non-U.S. counterparties under the United States Foreign Account Tax Compliance Act. “Tax” and “Indemnifiable Tax”, each as defined in Section 14 of the Agreement, shall not include any FATCA Withholding Tax. For the avoidance of doubt, a FATCA Withholding Tax is a Tax the deduction or withholding of which is required by applicable law for the purposes of Section 2(d) of the Agreement.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“FATCA Withholding Tax” means any U.S. federal withholding tax imposed or collected pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.

(iv) HIRE Act. To the extent that either party to the Agreement with respect to this Transaction is not an adhering party to the ISDA 2015 Section 871(m) Protocol published by the ISDA on November 2, 2015 and available at www.isda.org, as may be amended, supplemented, replaced or superseded from time to time (the “871(m) Protocol”), the parties agree that the provisions and amendments contained in the Attachment to the 871(m) Protocol are incorporated into and apply to the Agreement with respect to this Transaction as if set forth in full herein. The parties further agree that, solely for purposes of applying such provisions and amendments to the Agreement with respect to this Transaction, references to “each Covered Master Agreement” in the 871(m) Protocol will be deemed to be references to the Agreement with respect to this Transaction, and references to the “Implementation Date” in the 871(m) Protocol will be deemed to be references to the Trade Date of this Transaction. For greater certainty, if there is any inconsistency between this provision and the provisions contained in any other agreement between the parties with respect to this Transaction, this provision shall prevail unless such other agreement expressly overrides the provisions of the Attachment to the 871(m) Protocol.

(v) Tax Documentation. For the purposes of Sections 4(a)(i) and 4(a)(ii) of the Agreement, Counterparty shall provide to Dealer a valid and duly executed U.S. Internal Revenue Service Form W-9, or any successor thereto, completed accurately and in a manner reasonably acceptable to Dealer and, in particular, with the “C Corporation” box checked on line 3 thereof (i) on or before the date of execution of this Confirmation; (ii) promptly upon reasonable demand by Dealer; and (iii) promptly upon learning that any such tax form previously provided by Counterparty has become inaccurate or incorrect.

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For the purposes of Sections 4(a)(i) and 4(a)(ii) of the Agreement, Dealer shall provide to Counterparty a valid and duly executed U.S. Internal Revenue Service Form W-9 or W-8ECI, or any successor thereto, completed accurately and in a manner reasonably acceptable to Counterparty and, in particular, with the “C Corporation” or “Corporation” box checked on line 3 or 4 thereof, respectively, (i) on or before the date of execution of this Confirmation; (ii) promptly upon reasonable demand by Counterparty; and (iii) promptly upon learning that any such tax form previously provided by Dealer has become inaccurate or incorrect.

(vi) Change of Account. Section 2(b) of the Agreement is hereby amended by the addition of the following after the word “change” in the fourth line thereof: “; provided that if any new account of one party is not in the same tax jurisdiction as the original account, the other party shall not be obliged to pay, for tax reasons, any greater amount and shall not be obliged to accept any lesser amount as a result of such change than would have been the case if such change had not taken place.”

(vii) Deduction or Withholding for Tax. Sections 2(d)(i), 2(d)(i)(4), 2(d)(ii)(1) of the Agreement are hereby amended by replacing the words “pay,” “paid,” “payment” or “payments” with the words “pay or deliver,” “paid or delivered,” “payment or delivery” or “payments or deliveries,” respectively.

(v) Wall Street Transparency and Accountability Act of 2010. The parties hereby agree that none of (i) Section 739 of the WSTAA, (ii) any similar legal certainty provision included in any legislation enacted, or rule or regulation promulgated, on or after the Trade Date, (iii) the enactment of the WSTAA or any regulation under the WSTAA, (iv) any requirement under the WSTAA or (v) any amendment made by the WSTAA shall limit or otherwise impair either party’s right to terminate, renegotiate, modify, amend or supplement this Confirmation or the Agreement, as applicable, arising from a termination event, force majeure, illegality, increased cost, regulatory change or similar event under this Confirmation, the Equity Definitions or the Agreement (including, but not limited to, any right arising from any Acceleration Event).

(w) Other Forwards / Dealers. Dealer acknowledges that Counterparty has entered or may enter in the future into one or more substantially similar forward transactions for the Shares (each, an “Other Forward” and collectively, the “Other Forwards”) with one or more other dealers. Dealer and Counterparty agree that if Counterparty designates a “Settlement Date” with respect to one or more Other Forwards for which “Cash Settlement” or “Net Share Settlement” is applicable, and the resulting “Unwind Period” for such Other Forwards coincides for any period of time with an Unwind Period for this Transaction (the “Overlap Unwind Period”), Counterparty shall notify Dealer at least one Scheduled Trading Day prior to the commencement of such Overlap Unwind Period of the first Scheduled Trading Day and length of such Overlap Unwind Period, and Dealer shall be permitted to purchase Shares to unwind its commercially reasonable hedge in a

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commercially reasonable manner in respect of this Transaction only on alternating Scheduled Trading Days during such Overlap Unwind Period, commencing on the first, second, third or later Scheduled Trading Day of such Overlap Unwind Period, as notified to Dealer by Counterparty at least one Business Day prior to such Overlap Unwind Period (which alternating Scheduled Trading Days, for the avoidance of doubt, may be every other Scheduled Trading Day if there is only one other dealer, every third Scheduled Trading Day if there are two other dealers, etc.).

(x) Delivery of Cash. For the avoidance of doubt, nothing in this Confirmation shall be interpreted as requiring Counterparty to deliver cash in respect of the settlement of this Transaction, except in circumstances where the required cash settlement thereof is permitted for classification of the contract as equity by ASC 815-40 (formerly EITF 00-19) as in effect on the Trade Date (including, without limitation, where Counterparty so elects to deliver cash or fails timely to elect to deliver Shares in respect of such settlement). For the avoidance of doubt, the preceding sentence shall not be construed as limiting (i) Paragraph 7(i) hereunder or (ii) any damages that may be payable by Counterparty as a result of breach of this Confirmation.

(y) Counterparts.

(i) Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., DocuSign [and AdobeSign] (any such signature, an “Electronic Signature”)) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. The words “execution,” “signed,” “signature” and words of like import in this Confirmation or in any other certificate, agreement or document related to this Confirmation shall include any Electronic Signature, except to the extent electronic notices are expressly prohibited under this Confirmation or the Agreement.

(ii) Notwithstanding anything to the contrary in the Agreement, either party may deliver to the other party a notice relating to any Event of Default or Termination Event under this Confirmation by e-mail.

[(z) U.S. Stay Regulations. To the extent that the QFC Stay Rules are applicable hereto, then the parties agree that (i) to the extent that prior to the date hereof both parties have adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), the terms of the Protocol are incorporated into and form a part of this Confirmation, and for such purposes this Confirmation shall be deemed a Protocol Covered Agreement and each party shall be deemed to have the same status as “Regulated Entity” and/or “Adhering Party” as applicable to it under the Protocol; (ii) to the extent that prior to the date hereof the parties have executed a separate agreement the effect of which is to amend the qualified financial contracts between them to conform with the requirements of the QFC Stay Rules (the “Bilateral Agreement”), the terms of the Bilateral Agreement are incorporated into and

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form a part of this Confirmation and each party shall be deemed to have the status of “Covered Entity” or “Counterparty Entity” (or other similar term) as applicable to it under the Bilateral Agreement; or (iii) if clause (i) and clause (ii) do not apply, the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol page at www.isda.org and, a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of this Confirmation, and for such purposes this Confirmation shall be deemed a “Covered Agreement,” Dealer shall be deemed a “Covered Entity” and Counterparty shall be deemed a “Counterparty Entity.” In the event that, after the date of this Confirmation, both parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this paragraph. In the event of any inconsistencies between this Confirmation and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “this Confirmation” include any related credit enhancements entered into between the parties or provided by one to the other. In addition, the parties agree that the terms of this paragraph shall be incorporated into any related covered affiliate credit enhancements, with all references to Dealer replaced by references to the covered affiliate support provider.

“QFC Stay Rules” mean the regulations codified at 12 C.F.R. 252.2, 252.81–8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.]

(aa) [Insert Dealer Boilerplate, if any].

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Please confirm your agreement to be bound by the terms stated herein by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Yours sincerely,

[DEALER]

By:
Name:
Title:

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Confirmed as of the date first above written:

FEDERAL REALTY INVESTMENT TRUST

By:
Name:
Title:

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SCHEDULE I

Forward Price Reduction Date	Forward Price Reduction Amount
Trade Date	USD 0.000
[ ● ]	USD [ ● ]
[ ● ]	USD [ ● ]
Final Date	USD 0.000

ANNEX A

PRICING SUPPLEMENT

Date: [ ● ]

To:	Federal Realty Investment Trust

909 Rose Avenue

Suite 200

North Bethesda, Maryland 20852

Attention: [ ● ]

From: [DEALER]

Ladies and Gentlemen:

This Pricing Supplement is the Pricing Supplement contemplated by the Registered Forward Transaction dated as of [ ● ] (the “Confirmation”) between Federal Realty Investment Trust (“Counterparty”) and [DEALER] (“Dealer”).

For all purposes under the Confirmation,

(a) the Hedge Completion Date is [ ● ];

(b) the Number of Shares shall be [ ● ], subject to further adjustment in accordance with the terms of the Confirmation; and

(c) the Initial Forward Price shall be USD [ ● ].

Exh. B-1

Very truly yours,

[DEALER]

By:
Name:
Title:

Exh. B-2

Confirmed as of the date first above written:

FEDERAL REALTY INVESTMENT TRUST

By:
Name:
Title:

Exh. B-3

EXHIBIT B-2

AUTHORIZED INDIVIDUALS FOR PLACEMENT NOTICES AND ACCEPTANCES

[Omitted]

EXHIBIT C

COMPENSATION

The Sales Agents and the Forward Sellers shall be paid compensation at a mutually agreed rate not to exceed 2.00% of the gross sales price of Securities sold pursuant to the terms of this Agreement. The Forward Sellers shall receive any such compensation in the form of a reduced Forward Hedge Price for the corresponding Forward Purchaser.

Exh. C-1

EXHIBIT D-1

FORM OF OPINION OF PILLSBURY WINTHROP SHAW PITTMAN LLP (CORPORATE)

[Omitted]

Exh. D-1

EXHIBIT D-2

[FORM OF OPINION OF PILLSBURY WINTHROP SHAW PITTMAN LLP (TAX)

[Omitted]

Exh. D-2

EXHIBIT E

OFFICER’S CERTIFICATE

The undersigned, [*], the duly qualified and elected [*] of Federal Realty Investment Trust, a Maryland real estate investment trust (the “Company”), ~~a Maryland real estate investment trust, and of~~and Federal Realty OP LP, a Delaware limited partnership (the “Operating Partnership”)~~, a Delaware limited partnership~~, does hereby certify on behalf of the Company and the Operating Partnership, pursuant to Section [7(o)] of the Equity Distribution Agreement, dated as of February ~~[*]~~14 , 2022 ~~(~~, as amended by Amendment No. 1 to Equity Distribution Agreement, dated as of March 8, 2024 (as so amended, the “Agreement”) ~~between~~, by and among the Company, the Operating Partnership, ~~and~~each of Wells Fargo Bank, National Association, BNP Paribas, Bank of America, N.A., Citibank, N.A., Deutsche Bank AG, London Branch, JPMorgan Chase Bank, National Association, ~~Wells Fargo Bank, National Association and~~ Jefferies LLC, Regions Securities LLC, The Bank of Nova Scotia, The Toronto-Dominion Bank and Truist Bank (each in its capacity as forward purchaser, a “Forward Purchaser,” and together the “Forward Purchasers”) and each of Wells Fargo Securities, LLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, ~~Wells Fargo Securities, LLC and~~ Jefferies LLC, Regions Securities LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Truist Securities, Inc. (each in its capacity as agent for the Company and/or principal in connection with the offering and sale of any Issuance Securities, a “Sales Agent,” and together the “Sales Agents,” and ~~in their~~, except in the case of SMBC Nikko Securities America, Inc., in its capacity as agent for the related Forward Purchaser in connection with the offering and sale of any Forward Hedge Securities, a “Forward Seller” and together the “Forward Sellers~~,~~”), that to the knowledge of the undersigned:

(i) The representations and warranties of each of the Company and the Operating Partnership in Section 5 of the Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or material adverse effect, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and

(ii) Each of the Company and the Operating Partnership has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Agreement at or prior to the date hereof (other than those conditions waived by the applicable Sales Agent, Forward Seller and/or Forward Purchaser).

Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Agreement.

Exh. E-1

FEDERAL REALTY INVESTMENT TRUST

By:
Name:
Title:

FEDERAL REALTY OP LP

By
Name:
Title:

Exh. E-2

EXHIBIT F

PERMITTED FREE WRITING PROSPECTUSES

None.

Exh. F-1

Exhibit B

Authorized Individuals for Placement Notices and Acceptances

[Omitted]

Exhibit C

OFFICER’S CERTIFICATE

The undersigned, [*], the duly qualified and elected [*] of Federal Realty Investment Trust, a Maryland real estate investment trust (the “Company”), and Federal Realty OP LP, a Delaware limited partnership (the “Operating Partnership”), does hereby certify on behalf of the Company and the Operating Partnership, pursuant to Section [7(o)] of the Equity Distribution Agreement, dated as of February 14, 2022, as amended by Amendment No. 1 to Equity Distribution Agreement, dated as of March 8, 2024 (as so amended, the “Agreement”), by and among the Company, the Operating Partnership, each of Wells Fargo Bank, National Association, BNP Paribas, Bank of America, N.A., Citibank, N.A., Deutsche Bank AG, London Branch, JPMorgan Chase Bank, National Association, Jefferies LLC, Regions Securities LLC, The Bank of Nova Scotia, The Toronto-Dominion Bank and Truist Bank (each in its capacity as forward purchaser, a “Forward Purchaser,” and together the “Forward Purchasers”) and each of Wells Fargo Securities, LLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Jefferies LLC, Regions Securities LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Truist Securities, Inc. (each in its capacity as agent for the Company and/or principal in connection with the offering and sale of any Issuance Securities, a “Sales Agent,” and together the “Sales Agents,” and, except in the case of SMBC Nikko Securities America, Inc., in its capacity as agent for the related Forward Purchaser in connection with the offering and sale of any Forward Hedge Securities, a “Forward Seller” and together the “Forward Sellers”), that to the knowledge of the undersigned:

(i) The representations and warranties of each of the Company and the Operating Partnership in Section 5 of the Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or material adverse effect, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and

(ii) Each of the Company and the Operating Partnership has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Agreement at or prior to the date hereof (other than those conditions waived by the applicable Sales Agent, Forward Seller and/or Forward Purchaser).

Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Agreement.

Exh. C-1

FEDERAL REALTY INVESTMENT TRUST

By:
Name:
Title:

FEDERAL REALTY OP LP

By
Name:
Title:

Exh. C-2